NOTICE & PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Anthem, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 2, 2003

To Our Shareholders:

The Board of Directors joins us in extending to you a cordial invitation to attend the 2003 Annual Meeting of Shareholders of Anthem, Inc. The meeting will be held at Anthem, Inc.’s principal executive offices at 120 Monument Circle, Indianapolis, Indiana, at 11:00 a.m. Indianapolis time on Monday, May 12, 2003.

In addition to voting on the matters described in this Proxy Statement, we will review the Company’s 2002 business results and discuss our plans for 2003 and beyond. There will be an opportunity to discuss matters of interest to you as a shareholder.

We hope many Anthem, Inc. shareholders will find it convenient to be present at the meeting, and we look forward to greeting those personally able to attend. It is important that your shares be represented and voted whether or not you plan to be present. THEREFORE, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR YOU CAN VOTE THROUGH THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. No postage is necessary if the envelope is mailed in the United States. The prompt return of your proxy card will save the expense involved in further communications. Any shareholder attending the meeting may vote in person even if a proxy card has been returned.

If you plan to attend the Annual Meeting and are a registered shareholder, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a bank or your broker, please bring your bank or broker statement showing your beneficial ownership with you to the Annual Meeting.

We hope that you will be able to attend the meeting, and we look forward to seeing you.

Sincerely,

L. BEN LYTLE

Chairman of the Board

LARRY C. GLASSCOCK

President and Chief Executive Officer

ANTHEM, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 12, 2003

The Annual Meeting of Shareholders of Anthem, Inc. will be held at Anthem, Inc.’s principal executive offices at 120 Monument Circle, Indianapolis, Indiana, on Monday, May 12, 2003, at 11:00 a.m., Indianapolis time, for the following purposes:

(1)	To elect five directors to serve until the 2006 Annual Meeting of Shareholders and until their successors are elected and qualified;

(2)	To approve the Anthem Incentive Program;

(3)	To ratify the appointment of Ernst &Young LLP as independent auditors for the Company for 2003; and

(4)	To transact such other business as may properly come before the meeting.

All shareholders of record at the close of business on March 3, 2003 will be eligible to vote.

It is important that your shares be represented at this meeting. Whether or not you expect to be present, please fill in, date, sign and return the enclosed proxy card in the accompanying addressed, postage-prepaid envelope, or you can vote through the Internet or by telephone by following the instructions on the enclosed proxy card. If you attend the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Directors

NANCY L. PURCELL

Secretary

ANTHEM, INC.

120 Monument Circle

Indianapolis, IN 46204

PROXY STATEMENT

Annual Meeting of Shareholders

May 12, 2003

This Proxy Statement is being furnished to shareholders on or about April 2, 2003 in connection with a solicitation by the Board of Directors of Anthem, Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Shareholders to be held at 11:00 a.m., Indianapolis time, Monday, May 12, 2003, at the Company’s principal executive offices at 120 Monument Circle, Indianapolis, Indiana, for the purposes set forth in the accompanying Notice.

At the close of business on March 3, 2003, the record date for the Annual Meeting, there were 138,359,094 shares of Common Stock of the Company outstanding and entitled to vote at the meeting. On all matters, including the election of directors, each shareholder will have one vote for each share held. In order for business to be conducted at the Annual Meeting, a quorum must be present. A quorum will be present if 25% of the votes entitled to be cast on a matter are represented in person or by proxy.

Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope in order to ensure your representation at the meeting. You can also vote your shares through the Internet or by telephone by following the instructions on the accompanying proxy card. If you want to vote through the Internet or by telephone, you must do so before 11:59 p.m. (EDT), May 11, 2003. You may revoke your proxy at any time prior to the Annual Meeting. If a shareholder executes more than one proxy, the proxy having the latest date will revoke any earlier proxy. A shareholder attending the meeting will be given the opportunity to revoke his or her proxy and vote in person.

If you participate in the Anthem 401(k) Long Term Savings Investment Plan or the Employees’ 401(k) Thrift Plan of Trigon Insurance Company and you hold Company Common Stock in your account you may give voting instructions as to the number of shares of Common Stock equivalent to the interest in the Company Common Stock credited to your account as of the most recent valuation date coincident with or preceding the record date. You may provide voting instructions to the plan Trustee by completing and returning the proxy card accompanying this proxy statement. The Trustee will vote your shares in accordance with your duly executed instructions received by May 8, 2003 at 12:00 Noon EDT. If you do not send instructions, the Trustee will vote the number of shares equal to the share equivalents credited to your account in the same proportion that it votes shares for which it did receive timely instructions. You may also revoke previously given voting instructions by May 8, 2003 at 12:00 Noon EDT, by filing with the Trustee either written notice of revocation or a properly completed and signed proxy card bearing a later date. Your voting instructions will be kept confidential by the Trustee.

Unless revoked, a proxy will be voted at the meeting in accordance with the instructions of the shareholder in the proxy, or, if no instructions are given, for the election as directors of all nominees listed under Proposal 1 and for Proposals 2 and 3. Election of directors will be determined by the vote of a plurality of the votes cast on such election. Approval of Proposal 2 will require that the number of votes cast on such proposal represent more than 50% of the votes entitled to be cast, and a majority of the votes cast must vote in favor of such proposal. Approval of Proposal 3 will be subject to the vote of a greater number of votes cast favoring approval than the votes cast opposing such proposal. A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a specific proposal. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain proposals in the absence of instructions from the beneficial owner. Shares that are not voted with respect to a specific proposal will be considered as not present and entitled to vote on such proposal, even though such shares will be considered present for purposes of determining a quorum and voting on other proposals. Abstentions on a specific proposal will be considered as present, but not as voting in favor of such proposal. As a result, with respect to Proposals 1, 2 and 3, broker non-votes and abstentions will not constitute a vote for or against approval of such proposal, but will reduce the number of votes on such proposal and the number of votes required to approve such proposal.

The Board of Directors knows of no matters, other than those described in the attached Notice of Annual Meeting of Shareholders, which are to be brought before the meeting. If other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy card to vote such proxy in accordance with their judgment on such matters.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

Householding Notice

The Securities and Exchange Commission (the “SEC”) has adopted rules that allow the Company to deliver a single annual report, proxy statement, proxy statement combined with a prospectus, or any information statement to any household at which two or more shareholders reside who share the same last name or whom the Company believes to be members of the same family. This procedure is referred to as “householding.”

If you share the same last name and address with one or more shareholders, from now on, unless we receive contrary instructions from you (or from one of these other shareholders), you and all other shareholders who have your last name and live at the same home address will receive only one copy of any of the Company’s Annual Report, Proxy Statement for its Annual Meeting of Shareholders, any proxy statement the Company files and delivers in connection with any other meeting of shareholders, any proxy statement combined with a prospectus or any information statement. We will include with the householded materials for our annual meetings, or any other shareholders’ meeting, a separate proxy card and Notice of Shareholders’ Meeting for each registered shareholder who shares your last name and lives at your home address.

If you object to householding or wish to revoke householding in the future, in order to continue to receive individual copies of these documents, you may write or call the Company’s Corporate Secretary at 120 Monument Circle, Indianapolis, Indiana, 46204 or telephone (800) 985-0999. You can call the same number or write to the same address if you participate in householding but wish to receive a separate copy of these documents or to request householding if shareholders are receiving multiple copies of the annual report, proxy statement or information statement. You may opt out of householding at any time prior to 30 days before the mailing of proxy materials each year, which you can measure by reference to the date 30 days before the mailing date of the proxy statement for the prior year’s Annual Meeting of Shareholders. If you would like to opt out of householding for any other shareholders’ meeting that might be scheduled during a given calendar year, the Company will issue a press release notifying shareholders of the actual deadline for opting out of householding via either of the methods just described. If we do not hear from you, you will be deemed to have consented to the delivery of only one set of these documents to your household. The Company intends to household indefinitely, and your consent will be perpetual unless you revoke it. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

Your participation in this program is encouraged. It will reduce the volume of duplicate information received at your household as well as the cost to the Company of preparing and mailing duplicate materials. You may wish to receive documents electronically. We have included below instructions for consenting to electronic delivery. If you consent to electronic delivery, we will not be householding so you need not call the phone number above to object to householding. In addition, the Company has been notified that certain intermediaries,

i.e. brokers or banks, will household proxy materials. Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

Electronic Delivery of Proxy Materials

As an alternative to receiving printed copies of proxy materials in future years, we offer shareholders the opportunity to receive proxy mailings electronically. One of our main goals is to maximize shareholder value. In addition to aligning our businesses to focus on the unique issues and needs of our customers, we are harnessing technology to maximize cost savings. By consenting to electronic delivery of future annual reports and proxy statements, you will help us reduce printing and postage costs.

To take advantage of this offer, please indicate your consent by following the instructions provided as you vote by Internet or go to the website http://www.eproxyvote.com/ath and follow the prompts. You must have access to a computer and the Internet and expect to have access in the future to be eligible. Selecting this option means that you will no longer receive a printed copy of our annual report and proxy statement unless you request one. Each year you will receive your printed proxy card with information regarding the Internet web site containing the annual report and proxy statement. If you consent to electronic delivery, you will be responsible for your usual telephone and Internet charges (e.g., online fees) in connection with the electronic delivery of the proxy materials and annual report.

Your consent will be effective until you revoke it. You may cancel your consent to electronic delivery at no cost to you at any time by written notification to our Corporate Secretary, Anthem, Inc., at 120 Monument Circle, Indianapolis, Indiana, 46204, or at the Internet site http://www.eproxyvote.com/ath.

COST OF SOLICITATION

The cost of the solicitation of proxies will be borne by the Company. The Company has engaged Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies. Georgeson will receive a fee of approximately $5,500 plus reasonable out-of-pocket expenses for this work. The Company also will reimburse banks, brokers or other custodians, nominees and fiduciaries for their expenses in forwarding the Company’s proxy materials to beneficial owners and seeking instruction with respect thereto. In addition, directors, officers or other associates of the Company, without additional compensation, may solicit proxies from shareholders in person, or by telephone, facsimile transmission or other electronic means of communication.

DIRECTORS

The Board of Directors of the Company currently consists of sixteen directors divided into three classes. Two classes contain five directors each, and the third class contains six directors. The term of one class of directors expires each year. Generally, each director serves until the Annual Meeting of Shareholders held in the year that is three years after such director’s election and until such director’s successor is elected and has qualified.

Five directors are to be elected at the meeting, each to hold office for a term to expire at the 2006 Annual Meeting of Shareholders and until his or her successor is elected and qualified. It is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election to the Board of Directors of Mrs. Susan B. Bayh, Messrs. Larry C. Glasscock, William B. Hart, L. Ben Lytle, and Lenox D. Baker, Jr., M.D. Each of the nominees for director is presently a director, has consented to being named as a nominee in this Proxy Statement and has indicated a willingness to serve if elected. However, if any such person is unable or unwilling to accept nomination or election, it is the intention of the persons named in the accompanying form of proxy to nominate such other person as director as they may in their discretion determine, in which event the shares will be voted for such other person. B. LaRae Orullian will be retiring from the Board of Directors effective as of the election of directors at the meeting. Effective upon the retirement of Ms. Orullian, the size of the Board of Directors will be reduced by one to a total of fifteen.

Unless otherwise indicated below, the principal occupation of each director or nominee has been the same for the last five years. There is no family relationship between any of the directors or executive officers of the Company.

NOMINEES FOR DIRECTOR

Three-year term to expire at the Annual Meeting of Shareholders in 2006

Lenox D. Baker, Jr., M.D., age 61, has been a director of the Company and Anthem Insurance Companies, Inc. (“Anthem Insurance”) Board since 2002. Dr. Baker had served on the former Trigon Healthcare, Inc. (“Trigon”) Board of Directors since 1985 until its merger with the Company in July 2002. He is a cardiac and thoracic surgeon, and has served as President of the Mid-Atlantic Cardiothoracic Surgeons, Ltd., since 1979. He is a trustee of Johns Hopkins University. Dr. Baker is also a member of the Board of Trustees of Johns Hopkins Medicine (which includes Johns Hopkins Hospital and Health System), as well as serving on the Board of Trustees of Episcopal High School and Hermitage Foundation Museum.

Susan B. Bayh, age 43, has been a director of the Company since 2001 and a director of Anthem Insurance since 1998. Mrs. Bayh has been a Distinguished Visiting Professor in the College of Business Administration at Butler University since 1994. She was a member of the International Joint Commission between the United States and Canada from 1994 to 2001. Mrs. Bayh is a director of Corvas International, Inc. (biotechnology), Cubist Pharmaceuticals, Inc. (biotechnology), Curis, Inc. (biomedical), Emmis Communications Corporation (telecommunications), Esperion Therapeutics, Inc. (biopharmaceutical), Golden State Foods (distributor) and ebank (internet banking). She is also a member of the Board of Trustees of Butler University.

Larry C. Glasscock, age 54, has served as President and Chief Executive Officer and as a director of the Company since 2001 and as President and Chief Executive Officer and a director of Anthem Insurance since 1999. He joined Anthem Insurance in April 1998 as Senior Executive Vice President and Chief Operating Officer. He was named President and Chief Operating Officer in April 1999 and succeeded L. Ben Lytle as Chief Executive Officer upon Mr. Lytle’s retirement in October 1999. Prior to joining Anthem Insurance, Mr. Glasscock served as Chief Operating Officer of CareFirst, Inc. from January 1998 to April 1998. Mr. Glasscock was President and Chief Executive Officer of Group Hospitalization and Medical Services, Inc., which did business as Blue Cross Blue Shield of the National Capital Area, from 1993 to January 1998 and oversaw its affiliation with Blue Cross Blue Shield of Maryland. Prior to moving to the health insurance industry, he served as President and Chief Operating Officer and a director of First American Bank, N.A. (Washington, DC) from 1991 until 1993 when the bank was sold. During 1991, Mr. Glasscock was President and Chief Executive Officer of Essex Holdings, Inc. (an Ohio-based capital investment firm). He also held various executive positions during his twenty-year tenure with Ameritrust Corporation, a Cleveland, Ohio bank holding company. Mr. Glasscock is a director of Zimmer Holdings, Inc. (orthopaedic industry).

William B. Hart, age 59, has been a director of the Company since 2001 and a director of Anthem Insurance since 2000. He was President of The Dunfey Group (capital consulting firm) from 1986 to 1998. Since 1999, he has been Chairman of the National Trust for Historic Preservation (philanthropic organization). He also serves as Treasurer of the American Academy in Rome (philanthropic foundation). He served as Chairman of the Board of the former Blue Cross Blue Shield of New Hampshire.

L. Ben Lytle, age 56, has been a director and the Chairman of the Board of the Company since 2001. He has been a director of Anthem Insurance since 1987 and Chairman of the Board of Anthem Insurance since 1997.

Mr. Lytle served as President of Anthem Insurance from March 1989 to April 1999 and as Chief Executive Officer of Anthem Insurance from March 1989 to October 1999, when he retired. He is an Executive-in-Residence at the University of Arizona School of Business, Adjunct Fellow and trustee of the American Enterprise Institute and Senior Fellow and trustee of the Hudson Institute. He is a director of CID Equity Partners (venture capital firm), Duke Realty Corporation (real estate investment firm), Healthx.com (privately held company providing internet services to small insurance companies) and Monaco Coach Corporation (manufacturer of motor coaches and recreational vehicles).

DIRECTORS CONTINUING IN OFFICE

Term expiring at the Annual Meeting of Shareholders in 2004

Victor S. Liss, age 66, has been a director of the Company since 2001 and a director of Anthem Insurance since 1997. He was Chief Executive Officer of Trans-Lux Corporation (electronics) from 1993 until his retirement in April 2002. Mr. Liss continues to serve as Vice Chairman and a director of Trans-Lux Corporation. He is a director of Honey Hill Care Center (nursing care facility), an advisory board member of Sacred Heart University and is a trustee of Norwalk Hospital in Norwalk, Connecticut.

James W. McDowell, Jr., age 61, has been a director of the Company since 2001 and a director of Anthem Insurance since 1993. He founded McDowell & Associates (business management consulting) in 1992 after serving as Chief Executive Officer of Dairymen, Inc. from 1980 to 1992. He is a director of Fifth Third Bank, Kentucky, Navigator Telecommunications and Starsat (telecommunications). Mr. McDowell also serves as Chairmen of Heusen Hearing Institute. Mr. McDowell was Chairman of the Board of the former Blue Cross Blue Shield of Kentucky.

George A. Schaefer, Jr., age 57, has been a director of the Company since 2001 and a director of Anthem Insurance since 1995. He has been President and Chief Executive Officer of Fifth Third Bancorp since 1990. He is also a director of Fifth Third Bancorp, Kenton County Airport and Ashland, Inc. (petroleum and chemical business). Mr. Schaefer is trustee of the Board of the University of Cincinnati and the Children’s Hospital in Cincinnati, Ohio.

Dennis J. Sullivan, Jr., age 71, has been a director of the Company since 2001 and a director of Anthem Insurance since 1995. He is an Executive Counselor for Dan Pinger Public Relations, a position he also held from April 1993 to September 2000. Mr. Sullivan served as interim President and Chief Executive Officer of Gaylord Entertainment Company from September 2000 to May 2001. He is a director of International Technegroup, Incorporated (technologies for concurrent product/manufacturing process development).

Jackie M. Ward, age 64, has been a director of the Company and a director of Anthem Insurance since 2002. Ms. Ward had served on the former Trigon Board of Directors since 1993 until its merger with the Company in July 2002. She was a founder and served as President, Chief Executive Officer and Chairman of Atlanta-based Computer Generation Incorporated (“CGI”) from 1970 to 2000. Since December 2000, Ms. Ward has served as outside managing director of Intec Telecom Systems, which purchased CGI. Ms. Ward serves on the boards of Bank of America Corporation, Sanmina—SCI Corporation (manufacturer of electric components), Equifax, Inc. (information management), PRG-Schultz International, Inc. (recovery auditing and process improvement services), Flowers Foods, Inc. (distribution) and SYSCO Corporation (distribution).

Term expiring at the Annual Meeting of Shareholders in 2005

Allan B. Hubbard, age 55, has been a director of the Company since 2001 and a director of Anthem Insurance since 1999. He has been President of E&A Industries (management company for various manufacturing companies) since 1993. From 1991 to 1992, Mr. Hubbard served as Deputy Chief of Staff to the

Vice President of the United States. Mr. Hubbard is a trustee of the Hudson Institute, and a director of the Indiana Chamber of Commerce, the Indiana Manufacturers Association, CHOICE Charitable Trust (educational assistance program), Medical Savings Insurance Company and Park Tudor School.

William G. Mays, age 57, has been a director of the Company since 2001 and a director of Anthem Insurance since 1993. He has been President and Chief Executive Officer of Mays Chemical Company, Inc. (chemical distribution) since 1980. Mr. Mays is a director of Vectren Corporation (gas and electric utility), First Indiana Corporation (bank holding company), United Way of Central Indiana, the Indianapolis Art Museum, the Indiana University Foundation and the National Minority Supplier Development Council.

Senator Donald W. Riegle, Jr., age 65, has been a director of the Company since 2001 and a director of Anthem Insurance since 1999. In April 2001, he joined APCO Worldwide as Chairman of APCO Government Affairs. From 1995 to 2001, he was Deputy Chairman of Shandwick International (global communications). He served in the U.S. Senate from 1976 through 1994 and in the U.S. House of Representatives from 1967 through 1975. He is a director of Rx Optical (eye care and visual products) and Tri-Union Development Corporation (oil and gas development company) and serves as Chairman of Tri-Union’s Compensation Committee.

William J. Ryan, age 59, has been a director of the Company since 2001 and a director of Anthem Insurance since 2000. He has served as Chairman, President and Chief Executive Officer of Banknorth Group, Inc. since 1990. He is a member of the board of advisors of the University of New England and Central Maine Power (utility company) and a board member of Maine Machine Products (manufacturing company). Mr. Ryan is also a trustee of Colby College and the Libra Foundation. He served as Chairman of the Board of the former Blue Cross Blue Shield of Maine.

John Sherman, Jr., age 57, has been a director of the Company and a director of Anthem Insurance since 2002. Mr. Sherman had served on the former Trigon Board of Directors since 2000 until its merger with the Company in July 2002. He served as President and Chief Executive Officer of Scott & Stringfellow, Inc. (investment banking) from January 1996 to August 2002. He currently serves as Vice Chairman of Scott & Stringfellow and is a member of the Board of Directors.

DIRECTOR RETIRING FROM OFFICE

B. LaRae Orullian, age 69, has been a director of Anthem, Inc. since 2001 and a director of Anthem Insurance since 2000. She has been Vice Chair of Guaranty Bank and a director of the Guaranty Corporation in Denver, Colorado since 1997. She is also the Chair of the Audit Committee of Guaranty Bank. From 1977 to 1997, Ms. Orullian held various executive positions with the Women’s Bank of Denver. Ms. Orullian also serves as Vice Chair of the Board of Frontier Airlines, Inc. and as the Chair of its Audit Committee. She served as Chair of the Board of the former Blue Cross Blue Shield of Colorado and Nevada.

Under the Company’s current governance guidelines regarding retirement age, a director may not stand for re-election if he or she has attained the age of 70 prior to the annual meeting of shareholders at which he or she is nominated for election as a director. A director who attains the age of 70 during his or her term may continue as a director until his or her term ends. While Ms. Orullian could stand for re-election this year since her 70th birthday is just after the 2003 Annual Meeting of Shareholders, she has decided to retire from the Board at the conclusion of her current term in May 2003.

Meetings and Committees of the Board of Directors

During 2002, the Board of Directors of the Company held ten meetings. During the period in 2002 for which he or she served as a director, no director attended fewer than 75% of the total meetings of the Board of Directors and each committee on which he or she served.

There are five standing committees of the Board of Directors. From time to time, the Board of Directors, in its discretion, may form other committees. Set forth below are the primary responsibilities and membership of each of the committees.

The Executive Committee

Between meetings of the Board of Directors, the Executive Committee has and may exercise the powers and authority of the Board. The Executive Committee met once during 2002.

Members of the Executive Committee are: L. Ben Lytle (Chairman), Larry C. Glasscock (Vice Chairman), Victor S. Liss, William G. Mays, and James W. McDowell, Jr.

The Audit Committee

The Audit Committee, composed entirely of Non-Employee Directors, assists the Board of Directors in its oversight of the Company’s financial reporting and internal audit controls and accounting procedures. In its oversight of the Company’s financial statements and the independent audit thereof, the Committee is responsible for the selection, evaluation and, where deemed appropriate, replacement of the outside auditors, and for the evaluation of the independence of the outside auditors. The Committee is also responsible for the oversight of the Company’s Compliance Program and Standards of Business Conduct. See “Audit Committee Report.” The Audit Committee met eleven times during 2002.

Members of the Audit Committee are: Victor S. Liss (Chairman), George A. Schaefer, Jr. (Vice Chairman), Allan B. Hubbard, James W. McDowell, Jr., B. LaRae Orullian, Senator Donald W. Riegle, Jr. and John Sherman, Jr. Mr. Schaefer is the President and Chief Executive Officer of Fifth Third Bancorp, with which the Company has a banking and borrowing relationship. The Board of Directors has determined that, based on the materiality of the relationship to the parties, the relationship does not interfere with Mr. Schaefer’s exercise of independent judgment.

The Compensation Committee

The Compensation Committee, composed entirely of Non-Employee Directors, reviews and recommends to the Board of Directors the Company’s overall compensation policy, reviews and approves the compensation of executive officers and administers the Company’s stock plans. The Compensation Committee met six times during 2002.

Members of the Compensation Committee are: William G. Mays (Chairman), William J. Ryan (Vice Chairman), Victor S. Liss, B. LaRae Orullian, John Sherman, Jr., Dennis J. Sullivan, Jr., and Jackie M. Ward.

The Planning Committee

The Planning Committee reviews and monitors the annual operating plan, recommends strategies to achieve the strategic plan, and reviews integration plans for mergers, acquisitions and other corporate transactions. The Planning Committee met three times during 2002.

Members of the Planning Committee are: James W. McDowell, Jr. (Chairman), Senator Donald W. Riegle, Jr. (Vice Chairman), Lenox D. Baker, Jr., M.D., Susan B. Bayh, William B. Hart, L. Ben Lytle and William J. Ryan.

The Board Governance and Executive Development Committee

The Board Governance and Executive Development Committee, composed entirely of Non-Employee Directors, reviews the qualifications of potential Board members, makes recommendations with respect to electing directors and filling vacancies on the Board, reviews the operation and organization of the Board, assists in the design and implementation of executive training and development programs, and provides counsel on executive succession planning. The Board Governance and Executive Development Committee also will consider shareholder nominations for directors. For a description of the requirements regarding shareholder nominations and other proposals, see the Company’s By-Laws, a copy of which may be obtained from the Secretary of the Company. The Board Governance and Executive Development Committee met six times during 2002.

Members of the Board Governance and Executive Development Committee are: L. Ben Lytle (Chairman), Susan B. Bayh (Vice Chairman), William B. Hart, William G. Mays, George A. Schaefer, Jr., Dennis J. Sullivan, Jr. and Jackie M. Ward.

Compensation of Directors

The compensation of Non-Employee Directors of the Company is made in the form of an annual retainer, meeting and chair fees and stock-based awards. Each Non-Employee Director receives an annual retainer fee of $40,000, paid in equal quarterly installments for Board membership, a meeting fee of $1,500 for attendance at each Board meeting and a meeting fee of $1,200 for attendance at each standing or special committee meeting, with an additional $3,000 annual retainer for the chairperson. The annual retainer of Mr. Lytle, the Chairman of the Board, is $140,000. Employee directors are not paid a fee for their service as a director. Cash fees paid to directors may be deferred under the Board of Directors’ Deferred Compensation Plan, which provides a method of deferring payment until a date selected by the director. Cash fees deferred accrue interest at the same rate as in effect from time to time under the Deferred Compensation Plan for employees. Under the 2001 Stock Incentive Plan, the Board of Directors elected to pay Non-Employee Directors one-half of their retainer fees in the Company’s Common Stock beginning with the third quarter of 2002 retainer payment. Non-Employee Directors may also elect to receive all or a part of their other fees, including their remaining retainer, in the Company’s Common Stock. In addition, on May 3, 2002 the Board of Directors granted to each Non-Employee Director a non-qualified stock option to purchase 15,000 shares of the Company’s Common Stock (other than Mr. Lytle, who received an option to purchase 25,000 shares of Common Stock) at a price equal to the fair market value of a share of stock on the grant date. The Board of Directors also approved an annual grant of non-qualified stock options to purchase shares of Common Stock, with the exercise price to be equal to the fair market value of a share of stock on the date of grant, beginning in 2003, to each Non-Employee Director of 5,000 shares, and grants to new Non-Employee Directors upon their election to the Board, of 10,000 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership with the Securities and Exchange Commission. Such persons also are required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during 2002, its executive officers, directors, and greater than 10% shareholders complied with all applicable filing requirements, except that the Company failed to timely file on behalf of all Non-Employee Directors within the new two day filing requirement one report for each individual, covering one transaction (the one-half of their retainer fee for the fourth fiscal quarter paid in the Company’s Common Stock).

Executive Officers of the Company

Name	Age	Position
Larry C. Glasscock	54	President and Chief Executive Officer and Director

David R. Frick	58	Executive Vice President and Chief Legal and Administrative Officer

Samuel R. Nussbaum, M.D.	54	Executive Vice President and Chief Medical Officer

Michael L. Smith	54	Executive Vice President and Chief Financial and Accounting Officer

Marjorie W. Dorr	40	President, Anthem East

Keith R. Faller	55	President, Anthem Midwest

Michael D. Houk	58	President, National Accounts

Caroline S. Matthews	43	Chief Operating Officer, Anthem Blue Cross and Blue Shield in Colorado and Nevada

John M. Murphy	51	President, Specialty Business

Jane E. Niederberger	43	Senior Vice President and Chief Information Officer

Thomas G. Snead, Jr.	49	President, Anthem Southeast

The following is biographical information for our executive officers:

Larry C. Glasscock has served as President and Chief Executive Officer and a director of the Company since 2001 and as President and Chief Executive Officer and a director of Anthem Insurance since 1999. He joined Anthem Insurance in April 1998 as Senior Executive Vice President and Chief Operating Officer. He was named President and Chief Operating Officer in April 1999 and succeeded L. Ben Lytle as Chief Executive Officer upon Mr. Lytle’s retirement in October 1999. Prior to joining Anthem Insurance, Mr. Glasscock served as Chief Operating Officer of CareFirst, Inc. from January 1998 to April 1998. Mr. Glasscock was President and Chief Executive Officer of Group Hospitalization and Medical Services, Inc., which did business as Blue Cross Blue Shield of the National Capital Area, from 1993 to January 1998 and oversaw its affiliation with Blue Cross Blue Shield of Maryland. Prior to moving to the health insurance industry, he served as President and Chief Operating Officer and a director of First American Bank, N.A. (Washington, DC) from 1991 until 1993 when the bank was sold. During 1991, Mr. Glasscock was President and Chief Executive Officer of Essex Holdings, Inc. (an Ohio-based capital investment firm). He also held various executive positions during his twenty-year tenure with Ameritrust Corporation, a Cleveland, Ohio, bank holding company. Mr. Glasscock is a director of Zimmer Holdings, Inc. (orthopaedic industry).

David R. Frick has served as Executive Vice President and Chief Legal and Administrative Officer of the Company since 2001. He joined Anthem Insurance in 1995 as Executive Vice President and Chief Legal and Administrative Officer. Prior to joining Anthem Insurance, he served as a director. Mr. Frick was a partner at the law firm of Baker & Daniels from 1982 to 1995, and he was managing partner from 1987 to 1992. He was Deputy Mayor of the City of Indianapolis from 1977 to 1982. He is a director of Artistic Media Partners, Inc. (radio stations) and The National Bank of Indianapolis Corporation (bank holding company).

Samuel R. Nussbaum, M.D. has served as Executive Vice President and Chief Medical Officer of the Company since 2001. From 1996 to 2000, Dr. Nussbaum served both as Executive Vice President for Medical Affairs and System Integration at BJC Health System of St. Louis and as Chairman and Chief Executive Officer of Health Partners of the Midwest. Prior to that, Dr. Nussbaum was President and Chief Executive Officer of Physician Partners of New England, Senior Vice President for Health Care Delivery at Blue Cross Blue Shield of Massachusetts and a professor at Harvard Medical School.

Michael L. Smith has served as Executive Vice President and Chief Financial and Accounting Officer of the Company since 2001. He has been Executive Vice President and Chief Financial Officer of Anthem Insurance since 1999. From 1996 to 1998, Mr. Smith served as Chief Operating Officer and Chief Financial Officer of American Health Network, Inc., a former Company subsidiary. He was Chairman, President and Chief Executive Officer of Mayflower Group, Inc. (transport company) from 1989 to 1995. He is a director of First Indiana Corporation (bank holding company), First Internet Bank of Indiana (internet banking) and Finishmaster, Inc. (auto paint distribution).

Marjorie W. Dorr has served as President of Anthem East since 2000. She has held numerous executive positions since joining Anthem Insurance in 1991, including Vice President of Corporate Finance; Chief Financial Officer of Anthem Casualty Insurance Group; President of Anthem Prescription Management, LLC; and Chief Operating Officer of Anthem Health Plans, Inc. in Connecticut.

Keith R. Faller has served as President of Anthem Midwest since 1997. He has held numerous executive positions since joining Anthem Insurance in 1970, including Senior Vice President for Customer Administration; President of Acordia of the South; Executive Vice President, Health Operations; Chief Executive Officer, Anthem Life Insurance Companies, Inc.; and President and Chief Executive Officer, Acordia Small Business Benefits, Inc.

Michael D. Houk has served as President of National Accounts for Anthem Insurance since 2000. He has held various executive positions since joining Anthem Insurance in 1979, including Vice President of Sales and President and Chief Executive Officer of Acordia of Central Indiana. He is a board member of Ball State University’s Entrepreneur Program and Consortium of Health Plans Program.

Caroline S. Matthews has served as Chief Operating Officer of Anthem Blue Cross and Blue Shield in Colorado and Nevada since 2000. She has held various executive positions since joining Anthem Insurance in 1988, including Vice President of Corporate Finance; Vice President of Planning and Administration for Information Technology; and Chief Operating Officer and Chief Financial Officer of Acordia of the South.

John M. Murphy has served as President, Specialty Business since 2000. He has held various executive positions since joining Anthem Insurance in 1988, including Vice President of Operations of Anthem Insurance; President and Chief Executive Officer of Anthem Life Insurance Company; and President and Chief Executive Officer of Acordia Senior Benefits, Inc. He is also a director of Ivy Tech Foundation.

Jane E. Niederberger has served as Senior Vice President and Chief Information Officer since 1999. She joined Anthem Insurance in 1997. From 1983 to 1996, she held various executive positions with Harvard Pilgrim Health Care.

Thomas G. Snead, Jr. has served as President of Anthem Southeast since the merger with Trigon in 2002. Mr. Snead had been Chief Executive Officer of Trigon from 1999 to 2002 and President and Chief Operating Officer from 1997 to 1999. He is also a director of LandAmerica Financial Group, Inc. (title insurance company).

The above information includes business experience during the past five years for each of the Company’s executive officers. Executive officers of the Company serve at the discretion of the Board of Directors. There is no family relationship between any of the directors or executive officers of the Company.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of January 31, 2003, the number of shares of Common Stock of the Company beneficially owned by each of the Company’s directors, by each of the Company’s Chief Executive Officer and the Company’s four other most highly compensated executive officers, based on salary and bonus earned during 2002 (the “Named Executive Officers”), and by all directors and executive officers as a group. Except as otherwise indicated below, each individual owns such shares of Common Stock directly with sole investment and sole voting power.

The number of shares beneficially owned by the directors and executive officers is very small, as of January 31, 2003, because under limitations set in connection with Anthem Insurance’s demutualization, directors and executive officers of the Company were not able to buy shares of the Company’s Common Stock, and the Company was not able to grant stock options or other stock awards or payments to its directors and executive officers, until May 3, 2002.

Name	Position	Number of Shares Beneficially Owned		Percent of Class (if more than 1%)
L. Ben Lytle	Chairman of the Board of Directors	5,830		*

Larry C. Glasscock	President and Chief Executive Officer and Director	15,156		*

Lenox D. Baker, Jr.	Director	36,790		*

Susan B. Bayh	Director	232		*

William B. Hart	Director	232		*

Allan B. Hubbard	Director	232		*

Victor S. Liss	Director	232		*

William G. Mays	Director	332		*

James W. McDowell, Jr.	Director	832		*

B. LaRae Orullian	Director	232		*

Senator Donald W. Riegle, Jr.	Director	332		*

William J. Ryan	Director	232		*

George A. Schaefer, Jr.	Director	232		*

John Sherman, Jr.	Director	4,353		*

Dennis J. Sullivan, Jr.	Director	732		*

Jackie M. Ward	Director	10,440		*

David R. Frick	Executive Vice President and Chief Legal and Administrative Officer	5,364		*

Michael L. Smith	Executive Vice President and Chief Financial and Accounting Officer	3,006		*

Marjorie W. Dorr	President, Anthem East	365		*

Keith R. Faller	President, Anthem Midwest	5,509		*

All current directors and executive officers as a group (26 persons)		868,353	(1)	*

(1)	Includes currently exercisable options to purchase 735,826 shares of Company Common Stock.
*	Less than 1%.

Under the Indiana demutualization law, for a period of five years following the effective date of Anthem Insurance’s demutualization, no person may acquire beneficial ownership of 5% or more of the outstanding shares of the Company’s Common Stock without the prior approval of the Indiana Insurance Commissioner and the Board of Directors. The effective date of Anthem Insurance’s demutualization was November 2, 2001. The Indiana Insurance Commissioner has adopted rules under which, during this five year period, passive institutional investors could purchase 5% or more but less than 10% of the Company’s outstanding Common Stock with the prior approval of the Board of Directors and prior notice to the Indiana Insurance Commissioner. However, as of the date of this Proxy Statement, the Company is not aware that any shareholder beneficially owns 5% or more of the outstanding shares of the Company’s Common Stock.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth certain information regarding compensation paid during each of the Company’s last three years to the Company’s Named Executive Officers.

					Long Term Compensation			All Other Compensation $ (5)
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary $	Bonus $ (1)	Other Annual Compensation $ (2)	Restricted Stock Awards (3)	Securities Underlying Options/ SARs (#)	LTIP Payouts $ (4)
Larry C. Glasscock	2002	$980,000	$2,352,000	$197,877	$3,233,700	200,000	$0	$94,262
President and	2001	900,000	2,160,000	100,880	0	0	12,431,458	83,213
Chief Executive Officer	2000	800,000	1,600,000	65,675	0	0	0	51,467

David R. Frick	2002	$475,000	$760,000	$56,425	$883,878	50,000	$0	$33,932
Executive Vice	2001	410,000	691,000	73,039	0	0	6,356,634	32,820
President and Chief Legal and Administrative Officer	2000	410,000	656,000	16,968	0	0	297,049	24,523

Michael L. Smith	2002	$475,000	$760,000	$101,953	$883,878	50,000	$0	$33,905
Executive Vice	2001	410,000	656,000	82,820	0	0	4,214,884	30,038
President and Chief Financial and Accounting Officer	2000	375,000	600,000	437	0	0	44,557	18,750

Keith R. Faller	2002	$465,000	$744,000	$114,957	$862,320	40,000	$0	$33,071
President,	2001	400,000	640,000	80,870	0	0	3,781,110	26,375
Anthem Midwest	2000	350,000	490,000	30,202	0	0	178,229	12,779

Marjorie W. Dorr (6)	2002	$465,000	$744,000	$3,351	$862,320	40,000	$0	$33,056
President,	2001	400,000	790,000	185,859	0	0	1,725,136	28,720
Anthem East	2000	306,731	413,558	25,406	0	0	80,202	13,456

(1)	The amounts in this column represent the Annual Incentive Plan awards earned during the specified year, which are paid in the following year. The amounts shown for 2001 also include any discretionary bonuses paid in 2001.
(2)

For 2002: Mr. Glasscock received $42,000 in cash and $13,001 in reimbursements as part of the Directed Executive Compensation Program. None of the other named individuals received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of the total of their salary and bonus. Amounts include the above-market portion of interest paid on the deferred compensation for Mr. Glasscock

($72,715), Mr. Frick ($38,358), Mr. Smith ($7,378), Mr. Faller ($33,363) and Ms. Dorr ($3,351) and the above-market portion of interest paid on the deferred long-term incentive payments for Mr. Glasscock ($70,161), Mr. Frick ($18,067), Mr. Smith ($94,575), and Mr. Faller ($81,594).

For 2001: None of the named individuals received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of the total of their salary and bonus. Amounts include the above-market portion of interest paid on the deferred compensation for Mr. Glasscock ($5,267), Mr. Frick ($33,997), Mr. Smith ($614), Mr. Faller ($3,174) and Ms. Dorr ($1,594). The above market interest paid on deferred compensation was reported incorrectly in the 2001 Proxy Statement based on an error in calculating the above market interest paid. The amounts have been reduced in this Proxy Statement to properly reflect the above market interest paid. Amounts include the above-market portion of interest paid on the deferred long-term incentive payments for Mr. Glasscock ($95,613), Mr. Frick ($39,042), Mr. Smith ($82,206), Mr. Faller ($77,696) and Ms. Dorr ($6,343). Ms. Dorr’s amount also includes $177,922 for reimbursement of relocation expenses.

For 2000: Mr. Glasscock received $42,000 in cash and $20,812 in reimbursements as part of the Directed Executive Compensation Program including financial counseling fees for $8,892. None of the other named individuals received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of the total of their salary and bonus. Amounts include the above-market portion of interest paid on the deferred compensation for Mr. Glasscock ($2,863), Mr. Frick ($4,898), Mr. Smith ($437), Mr. Faller ($3,072) and Ms. Dorr ($1,421) and the above-market portion of interest paid on the deferred long-term incentive payments for Mr. Frick ($12,070) and Mr. Faller ($27,130). Ms. Dorr’s amount also includes $23,985 for reimbursement of relocation expenses.

(3)	For 2002: A special recognition award was made in restricted stock to Mr. Glasscock, Mr. Frick, Mr. Smith, Mr. Faller and Ms. Dorr. Mr. Glasscock was awarded 45,000 shares, Mr. Frick was awarded 12,300 shares, Mr. Smith was awarded 12,300 shares, Mr. Faller was awarded 12,000 shares and Ms. Dorr was awarded 12,000 shares. The restricted shares were awarded at $71.86 per share, the closing price on May 3, 2002. One-half of the restricted stock will vest on December 31, 2004 and December 31, 2005, respectfully. The Company currently has no plans to pay dividends on the restricted stock.

For 2002: At December 31, 2002, Mr. Glasscock held 45,000 shares of restricted stock valued at $2,830,500; Mr. Frick held 12,300 shares of restricted stock valued at $773,670; Mr. Smith held 12,300 shares of restricted stock valued at $773,670; Mr. Faller held 12,000 shares of restricted stock valued at $754,800; and Ms. Dorr held 12,000 shares of restricted stock valued at $754,800.

(4)	The amounts in this column represent Long-Term Incentive Plan payouts received or deferred in the year indicated for prior performance cycles. For 2001: Amounts include the Long-Term incentive payout received or deferred in 2001 for a three year period of time pursuant to the 1998-2000 Long-Term Incentive Plan.
(5)	The amounts in this column represent matching contributions under the Company’s 401(k) and Deferred Compensation Plans.
(6)	Ms. Dorr was appointed President of Anthem East, effective July 29, 2000.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information about stock options granted to the Named Executive Officers in fiscal year 2002.

Option Grants in Last Fiscal Year

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)
Name	Number of Securities Underlying Options/SARs Granted (#) (1) (2)	% of Total Options Granted to Employees in Fiscal Year (3)	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Larry C. Glasscock	200,000	12.7%	$71.86	05/03/2012	$9,038,474	$22,905,267
David R. Frick	50,000	3.2%	$71.86	05/03/2012	$2,259,618	$5,726,317
Michael L. Smith	50,000	3.2%	$71.86	05/03/2012	$2,259,618	$5,726,317
Keith R. Faller	40,000	2.5%	$71.86	05/03/2012	$1,807,695	$4,581,053
Marjorie W. Dorr	40,000	2.5%	$71.86	05/03/2012	$1,807,695	$4,581,053

(1)	No stock appreciation rights were granted in 2002.
(2)	For each of the Named Executive Officers options were granted as of May 3, 2002 as part of the Anthem 2001 Stock Incentive Plan, and vest in annual installments over three years beginning May 3, 2003. All options were granted at an exercise price equal to the fair market value based on the closing market value of the Company’s Common Stock on the New York Stock Exchange on the date of grant.
(3)	Based on an aggregate of 1,579,970 options granted to associates during fiscal year 2002.
(4)	The dollar amounts under these columns assumed rates of appreciation only, based on the rules set by the Securities and Exchange Commission and do not represent the Company’s estimate or projection of the price of the Company’s Common Stock in the future. Actual gains, if any, on stock option exercises depend upon the actual future price of the Company’s Common Stock and the continued employment of the option holder throughout the vesting period. Accordingly the potential realizable values set forth in this table may not be achieved.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL

YEAR AND FISCAL YEAR-END OPTION VALUES

The following table sets forth certain information about exercises by the Named Executive Officers during fiscal year 2002 and the stock options held by the Named Executive Officers at fiscal year end. No SARs were exercised or outstanding in fiscal year 2002.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In- The-Money Options at Fiscal Year-End ($)(2)
Name	Shares Acquired On Exercise (#)(1)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Larry C. Glasscock	0	$0	0	200,000	$0	$0
David R. Frick	0	0	0	50,000	0	0
Michael L. Smith	0	0	0	50,000	0	0
Keith R. Faller	0	0	0	40,000	0	0
Marjorie W. Dorr	0	0	0	40,000	0	0

(1)	There were no stock option exercises by Named Executive Officers during fiscal year 2002.
(2)	Market value of securities underlying all of the options held by Named Executive Officers at the end of fiscal year 2002 (based on $62.90 per share, the closing price of the Company’s Common Stock on the New York Stock Exchange on December 31, 2002) did not exceed the exercise price of such options, and, therefore, none of the options were “in-the-money”.

Anthem 2002 Annual Incentive Plan

Under the Anthem 2002 Annual Incentive Plan (the “2002 AIP”), associates are eligible to receive cash awards based upon the achievement of performance measures established by the Compensation Committee. Such cash awards are stated as a percentage of salary payable to the eligible associates, with a range of targets from 5% to 120%. Actual amounts payable are adjusted up or down for performance at or above targeted levels of performance, with a threshold award of 50% of target if minimum results are achieved and a maximum award of 200% of target if maximum results are achieved. Amounts payable under the 2002 AIP were paid during 2003, the year immediately following the performance year and were payable only upon approval of the Compensation Committee. An associate must have been employed before October 1, 2002 in order to receive a payment under the 2002 AIP. Also, associates must have been actively employed by the Company on the last business day of the plan year to receive an award. In the event of a death, disability or an approved retirement of an associate, a prorated amount may be payable in accordance with administrative guidelines.

Anthem 2001 Long-Term Incentive Plan

Senior executives, as may be recommended by the Chief Executive Officer and approved by the Compensation Committee, are participants in the Anthem 2001 Long-Term Incentive Plan (the “2001 LTIP”). The 2001 LTIP was established prior to the Company’s initial public offering in November 2001. The 2001 LTIP operates during successive three-year periods. Senior executives must be actively employed by the Company on the last business day of the period to receive an award. Under the 2001 LTIP, the Compensation Committee establishes performance goals for the Company at the beginning of each three-year performance period, which include specific strategic objectives such as growth in net income, operating margin and comparison of performance against peer companies. At the end of the period, the Compensation Committee judges the performance of the Company against the established goals. For each participant, a target award is established from 30% to 150% of the annual base salary for each year of the three-year period. Actual amounts payable are adjusted up or down for performance above or below targeted levels of performance with an expected threshold award of 50% of target if minimum results are achieved. Awards under the 2001 LTIP in each three-year period become payable upon approval of the Compensation Committee and are paid in the year immediately following the end of the period, with the executive having the option to defer payment. If the shareholders approve the Anthem Incentive Program (see Proposal No. 2. Approval of Anthem Incentive Program) the 2001 LTIP will terminate after completion of the 2001-2003 performance period and payout of any awards. In the event of a change of control of the Company, an amount may be payable at the discretion of the Compensation Committee.

For the three year performance period January 1, 2001 to December 31, 2003, there is no maximum limitation on the amount of payout under the 2001 LTIP. While the amount of the payout will not be determined until the end of fiscal year 2003, the Company’s performance through the end of fiscal year 2002 has significantly exceeded the performance goals established by the Compensation Committee in 2000. As a result and assuming the performance by the Company for fiscal year 2003 continues to exceed such performance goals, the Company believes that the estimated payout for the 2001-2003 performance period under the 2001 LTIP may exceed eight times the estimated Target Award. The awards to executive officers will be paid in the form of 50% in Restricted Common Stock (vesting in two equal annual installments in 2005 and 2006) and 50% in cash, payable in 2004.

There were no payments made under the 2001 LTIP during 2002.

The table below provides information concerning estimated target awards during the period 2001–2003 depending upon achievement of the performance goals.

Long-Term Incentive Plan

		Estimated Future Payouts under Non-Stock Price-Based Plan (1) (2)
Name	Performance Period	Threshold	Target
Larry C. Glasscock	2001–2003	$2,025,000	$4,050,000
David R. Frick	2001–2003	$738,000	$1,476,000
Michael L. Smith	2001–2003	$738,000	$1,476,000
Keith R. Faller	2001–2003	$540,000	$1,080,000
Marjorie W. Dorr	2001–2003	$540,000	$1,080,000

(1)	Payout is scheduled to occur in 2004 and for executive officers will be in the form of 50% in Restricted Common Stock (vesting in two equal annual installments in 2005 and 2006) and 50% in cash, payable in 2004.
(2)	Under the 2001 LTIP, there is no maximum limitation, and the Company’s performance through the end of fiscal year 2002 has significantly exceeded the performance goals established by the Compensation Committee in 2000. As a result and assuming the performance by the Company continues to exceed such performance goals, the Company believes that the estimated payout for the 2001-2003 performance period under the 2001 LTIP may exceed eight times the estimated Target Award.

Anthem 2001 Stock Incentive Plan

The Company has an Anthem 2001 Stock Incentive Plan (the “Stock Plan”), the purposes of which are to promote the interests of the Company and its shareholders and to further align the interests of the Company’s associates with its shareholders. Directors, executives and associates, as selected by the Compensation Committee, participate in the Stock Plan. The Compensation Committee administers the Stock Plan and has complete discretion to determine whether to grant incentive awards, the types of incentive awards to grant and any requirements and restrictions relating to incentive awards. The Stock Plan is an omnibus plan, which allows for the grant of stock options, restricted stock, stock appreciation rights, performance stock and performance awards.

The Stock Plan reserves for issuance 5,000,000 shares of the Company’s Common Stock for incentive awards to associates and Non-Employee Directors. In addition, 2,000,000 shares have been reserved solely for issuance under grants of stock options to substantially all of the Company’s associates (and for issuance under similar grants that may be made to new associates) other than executive officers participating in the Company’s LTIP. Options covering 1,479,000 of these shares were granted to substantially all associates at the time of the initial public offering. If any grant is for any reason canceled, terminated or otherwise settled without the issuance of some or all of the shares of Common Stock subject to the grant, such shares will be available for future grants.

Trigon Healthcare, Inc. (“Trigon”) Stock Incentive Plans

The Trigon 1997 Stock Incentive Plan and the Trigon Non-Employee Directors Stock Incentive Plan (the “Plans”) were approved by its shareholders on April 16, 1997 and February 19, 1997, respectively. Under the 1997 Stock Incentive Plan, employees of Trigon received equity-based compensation, including performance awards, restricted stock, performance stock, options and stock appreciation rights. Under the Trigon Non-Employee Directors Stock Incentive Plan, Non-Employee Directors received options to purchase Trigon Common Stock. Upon the approval by the shareholders of Trigon of the merger agreement by and among the

Company, AI Sub Acquisition Corp. and Trigon dated April 28, 2002 (the “Merger”), the stock options under the Plans became vested and fully exercisable. At the completion of the Merger each Trigon employee or director stock option outstanding under the Plans was converted into fully vested options to purchase the Company’s Common Stock. All other terms of the Trigon stock options remained unchanged after the conversion. The Company assumed Trigon’s obligations with respect to the stock options that were converted into Company options. No additional equity–based compensation may be issued from the Plans.

Securities Authorized for Issuance under Equity Compensation Plans

Securities authorized for issuance under the Company’s equity compensation plans at December 31, 2002 are as follows:

Plan Category (a)	Number of securities to be issued upon exercise of outstanding options (b)	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (c)
Equity compensation plans approved by security holders	2,876,487	$55.51	6,889,441

(a)	The Company has no equity compensation plans not approved by security holders.
(b)	Excludes 2,988,249 shares to be issued upon the exercise of outstanding stock options under the Trigon 1997 Stock Incentive Plan, as amended, the Trigon Non-Employee Directors Stock Incentive Plan, as amended, and certain options granted to consultants to Trigon assumed by the Company as part of the acquisition of Trigon on July 31, 2002. The weighted average exercise price of these options was $31.90.
(c)	Excludes securities reflected in the first column, “Number of securities to be issued upon exercise of outstanding options”. Includes 4,025,034 shares available for issuance as stock options, restricted stock awards, performance stock awards, performance awards and stock appreciation rights under the Anthem 2001 Stock Incentive Plan. Includes 2,864,407 shares of common stock available for issuance under the Employee Stock Purchase Plan.

Employee Stock Purchase Plan

The Employee Stock Purchase Plan (the “Stock Purchase Plan”) is intended to comply with Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”) and to provide a means by which to encourage and assist associates in acquiring a stock ownership interest in the Company. The Company implemented the Stock Purchase Plan in June 2002. The Stock Purchase Plan is administered by the Compensation Committee, and the Committee has complete discretion to interpret and administer the Stock Purchase Plan and the rights granted under it. Any associate of the Company is eligible to participate, as long as such associate’s customary employment is more than 20 hours per week, more than five months in a calendar year, and the associate does not own stock totaling 5% or more of the voting power or value of the Company. No associate will be permitted to purchase more than $25,000 worth of stock in any calendar year. This value is determined based on the fair market value of the stock on the first trading day of the plan quarter; regardless of the fact that the number of shares purchased may be based on the value on the last trading day of the plan quarter. The Stock Purchase Plan reserves for issuance and purchase by associates 3,000,000 shares of stock.

Associates become participants by electing payroll deductions from 1% to 15% of gross compensation. Payroll deductions are accumulated during each plan quarter and applied toward the purchase of stock on the last trading day of each plan quarter. Once purchased, the stock is accumulated in the associate’s investment account. The purchase price per share equals 85% (or such higher percentage as may be set by the Compensation Committee) of the lower of the fair market value of a share of Common Stock on (i) the first trading day of the plan quarter, or (ii) the last trading day of the plan quarter.

401(k) Plan

On July 1, 1979, the Company established the Anthem 401(k) Long Term Savings Investment Plan (the “401(k) Plan”), a defined contribution plan. The 401(k) Plan is designed to provide all of the Company’s associates with a tax-deferred, long-term savings vehicle. The Company makes matching contributions in an amount equal to 50% of the first 6% of the associate’s salary that an associate contributes. Company matching contributions begin the first quarter following one year of service. None of the Company’s matching contributions is in the form of the Company’s Common Stock. Associates can elect to contribute from 1% to 20% of their salaries, and have a choice of ten investment funds in which to invest their contributions. In June 2002, the Company added an additional investment option in the form of the Company’s Common Stock. The Company also provides a Self-Managed Account option. The Self-Managed Account option offers 401(k) Plan participants the opportunity to invest in over 3,000 mutual funds of their choice. Associate contributions and the Company matching contributions vest immediately.

Trigon 401(k) Plan

The Company also has the Employees’ 401(k) Thrift Plan of Trigon Insurance Company (“Trigon 401(k)”) under which substantially all employees of Anthem Southeast may elect to save up to 50% of their annual earnings on a pretax basis, subject to certain limits in the Trigon 401(k). Participants have the option of investing in a variety of domestic and international investment funds as well as the Company Common Stock after July 31, 2002 and Trigon Common Stock prior to August 1, 2002. The Company contributes an amount equal to 50% of the participant’s contributions limited to a total of 3% of the employee’s compensation. These Company contributions are invested in the investment options using the same allocations selected by the participants for their contributions. Participants are eligible immediately and are fully vested in the Company’s contributions after three years of service. The Company may make discretionary profit sharing contributions to the participants with such contributions initially invested in the Company Common Stock investment option. Once made, participants may reallocate their profit sharing account balance among the Trigon 401(k)’s other investment funds. The Company also maintains the Trigon Insurance Company 401(k) Restoration Plan, a non-qualified plan for certain individuals to restore the pretax contribution opportunity and Company match otherwise lost due to the Code limits on pretax contributions.

Deferred Compensation

Generally, highly compensated employees, as defined in the Code, are eligible to participate in an unfunded non-qualified deferred compensation plan. There are three types of deferral options in the plan. The Restoration Option allows deferral amounts that are limited under the Company’s 401(k) Plan and restores Company match that would otherwise be contributed in the Company’s 401(k) Plan. The Supplemental Option allows an additional deferral of base salary and commissions, up to 80%, above the Restoration Option and these deferrals are not matched by the Company. The Annual Incentive Deferral Option allows an additional deferral of annual incentive compensation above the Restoration Option and is matched at a rate of 3%.

The declared interest rate on deferred amounts is the average of the 10-year U.S. Treasury Note monthly average rates for the 12-month period ending on September 30 of the previous year, plus 150 basis points. Interest is accrued daily, posted monthly and compounded annually. The retirement rate is credited at 125% of the declared interest rate when the participant reaches the age of 55. Distributions are made 30 days after the end of the quarter of termination or retirement based on the participant’s filed distribution election or as otherwise specified in the plan document. Limited in-service withdrawals are available in the event of unforeseeable financial emergencies.

Retirement Plan

The Company sponsors a non-contributory pension plan for certain associates that is qualified under Section 401(a) of the Code and subject to the Employee Retirement Income Security Act (the “Qualified Plan”). The

Company also sponsors the Anthem Supplemental Executive Retirement Plan (the “SERP”) which provides additional benefits payable out of the Company’s general assets to certain participants. The benefits under the SERP are equal to the benefits those participants cannot receive under the Qualified Plan because of the Code limits on benefits and restrictions on participation by highly compensated employees, as defined in the Code.

On January 1, 1997, the Company converted the Qualified Plan from a final average compensation pension plan into a cash balance pension plan. The Qualified Plan covers substantially all full-time, part-time and temporary associates, including executive officers, and provides a set benefit at age 65, the normal retirement age under the Qualified Plan.

Under the Qualified Plan, at the end of each calendar quarter, a bookkeeping account for each participant is credited with (1) an amount based on the participant’s compensation and years of service (the “Pay Credit”), and (2) interest based on the average of the monthly yields for 10-year U.S. Treasury Security Constant Maturities for the twelve month period ending on September 30 of the preceding plan year. The Pay Credit equals a percentage of the participant’s compensation for the plan year and is determined according to the following schedule:

Years of Service	Pay Credit
Up to and including 4	3%
5–9	4%
10–19	5%
20+	6%

The definition of compensation in the Qualified Plan is the participant’s total earned income, including base salary, commissions, overtime pay, and cash bonuses, before it is reduced by any before-tax contributions the participant makes to the 401(k) Plan and flexible benefit plan. Compensation does not include imputed income, car allowances, non-qualified deferred compensation, severance payments, payment of accrued paid time off days, payments under the Directed Executive Compensation Program, or similar items.

The SERP continues the calculation of the retirement benefits on a uniform basis. Any excess benefit accrued to a participant under the SERP will be payable according to one of five payment options available under the SERP at termination or retirement.

Messrs. Glasscock, Frick, Smith and Faller and Ms. Dorr receive benefits under both the Qualified Plan and the SERP. The estimated benefits, under both the Qualified Plan and the SERP, payable in a lump sum upon retirement at normal retirement age are as follows: Mr. Glasscock ($2,978,927), Mr. Frick ($718,263), Mr. Smith ($1,040,910), Mr. Faller ($4,104,634), and Ms. Dorr ($4,019,323). These estimates use 2002 base pay and annual bonus for all future years and assume that the Named Executive Officers remain actively employed until normal retirement age.

In addition, the employment agreements for Messrs. Glasscock, Frick and Smith set forth a Replacement Ratio SERP benefit, calculated as a retirement at age 62 or the date of termination, if later than age 62, in an amount equal to 50% of the executive’s average annual pay during the three highest consecutive calendar years of his final five calendar years of employment. The benefit will be offset by the amount payable under the Qualified Plan and the SERP. The estimated replacement ratio SERP benefit payable upon retirement at age 65 is as follows: Mr. Glasscock ($1,298,844 annually), Mr. Frick ($499,428 annually), and Mr. Smith ($469,704 annually). These estimates use 2002 base salary and annual bonus for all future years and assume that such Named Executive Officers remain actively employed until normal retirement age.

Trigon Retirement Plan

Trigon sponsored a non-contributory retirement program (the “Trigon Retirement Plan”) for certain employees that were qualified under Section 401(a) of the Code and subject to ERISA. Trigon also sponsored a Trigon Supplemental Executive Retirement Plan, which provides additional benefits, payable out of general assets to certain employees. The benefits are equal to the benefits these employees cannot receive under the qualified Trigon Retirement Plan because of the Code limits on benefits and compensation for highly compensated employees. The Trigon Retirement Plan and the Trigon Supplemental Executive Retirement Plan were assumed by the Company at the completion of the Merger.

Employment Agreements

The Company has entered into employment agreements with certain of its executive officers, including Messrs. Glasscock, Frick, Smith, Faller, and Ms. Dorr, that provide for each executive’s continued employment with the Company. The current terms of the employment agreements are effective through December 31, 2005.

Under these agreements, each eligible executive’s terms and conditions of employment, including rate of base salary, incentive compensation opportunities, participation in associate benefit plans and perquisites are addressed.

The employment agreements provide that the Company will have the right at any time to terminate an executive’s employment and that any executive will have the right to terminate his or her employment at the Company. Under the employment agreements with Messrs. Glasscock, Frick and Smith, the Company will provide them for the remainder of the term with the following benefits in the event of termination by the Company other than for cause, in the event of an approved retirement or in the event of termination by the executive for good reason (as those terms are defined in the employment agreements):

•	salary;

•	all unvested prior long-term incentive awards;

•	annual incentive and long-term incentive awards for the year of termination based upon the achievement of the performance goals for the plans for the entire year of termination prorated to reflect the full number of months the executive was employed;

•	an amount equal to 80% of any target annual incentive and target long-term incentive opportunities;

•	an amount equal to 20% of any target annual incentive and target long-term incentive opportunities if the executive is available for consultation up to a maximum of eight days each quarter of the year;

•	medical and dental plan benefits and directed executive compensation for which the executive would otherwise have been eligible to receive; and

•	the Replacement Ratio SERP Benefit described under “Retirement Plan.”

The employment agreements for Messrs. Glasscock, Frick and Smith also state that the foregoing benefits are limited to either the greater of two years or the remainder of the term.

Section 280G and Section 4999 of the Code limit deductions for compensation paid to certain senior executives if the payment is contingent on a change of ownership or effective control of a corporation. This deduction is limited to the average taxable compensation of the affected executive for the five years prior to the year that the change of control occurred. If the payments to the executive equal or exceed three times such average taxable compensation, the deduction is limited pursuant to Code Section 280G and these payments are referred to as “golden parachute” payments. In addition, Code Section 4999 imposes a 20% nondeductible excise tax on the executive on all nondeductible payments.

Pursuant to their employment agreements, in the event Messrs. Glasscock, Frick or Smith is a recipient of a “golden parachute” payment, the Company will make an additional gross-up payment to the executive in order to put him in the same after tax position that he would have been had no excise tax been imposed. The gross-up will result in the Company paying not only the excise tax payable by the executive but also the income and excise taxes on the additional payments.

Under the employment agreements for Ms. Dorr and Mr. Faller, the Company will provide them with the following benefits in the event of termination by the Company other than for cause:

•	salary;

•	all unvested prior long-term incentive awards;

•	annual incentive and long-term incentive awards for the year of termination based upon the achievement of the performance goals for the plans for the entire year of termination prorated to reflect the full number of months the executive was employed;

•	an amount equal to 50% of any target annual incentive and target long-term incentive opportunities; and

•	medical and dental plan benefits for which the executive would otherwise have been eligible to receive.

The employment agreements for Ms. Dorr and Mr. Faller also state that the foregoing benefits are limited to either the greater of two years or the remainder of the term.

Under these agreements, Messrs. Glasscock, Frick, Smith, Faller and Ms. Dorr agree not to compete as an equity owner or associate with the Company or its subsidiaries for the greater of (i) two years after the executive’s termination for any reason or (ii) the remainder of the term after their termination by the Company other than for cause, after an approved retirement or after termination by the executive for good reason.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee, among other things, approves compensation for the Company’s executive officers. The Compensation Committee members during 2002 were: Victor S. Liss, William G. Mays, B. LaRae Orullian, William J. Ryan, John Sherman, Dennis J. Sullivan, Jr., and Jackie M. Ward. None of the Compensation Committee members were involved in a relationship requiring disclosure as an interlocking director, or under Item 404 of Regulation S-K, or as a former officer or associate of the Company.

Certain Relationships and Related Transactions

In the ordinary course of business, the Company from time to time may engage in transactions with other corporations or financial institutions whose officers or directors are also directors of the Company. Transactions with such corporations and financial institutions are conducted on an arm’s length basis and may not come to the attention of the directors of the Company or of the other corporations or financial institutions involved.

Mr. Lytle, Chairman of the Board of Directors, retired as Chief Executive Officer in October 1999. Pursuant to his employment agreement and retirement agreement, the Company paid Mr. Lytle $400,000 annually until December 31, 2002 for his consultation services up to a maximum of eight days per quarter. In addition, in any quarter in which the Company requested Mr. Lytle to provide more than eight days of consultation, he was paid five hundred dollars ($500) per hour, up to a maximum of five thousand dollars ($5,000) per day.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee reviews and recommends to the Board of Directors the Company’s overall compensation policy, reviews and approves the compensation of executive officers and administers the Company’s stock plans.

The Compensation Committee is composed of seven directors. All members of the Compensation Committee are “outside directors” within the meaning of Section 162(m) of the Code, and “Non-Employee Directors” within the meaning of Section 16b-3 of the Securities Exchange Act of 1934.

The main objective of the Company’s executive compensation program is to pay for performance that increases shareholder value based upon competitive market pay practices. The Company pays executives, including Named Executive Officers, through:

—Base Salary

—Annual Bonus

—Long-Term Incentives

—Stock Incentive

Each is described below under “Elements of the Compensation Package.”

Compensation Philosophy

For executives, the Compensation Committee, with the assistance of independent consultants, establishes total pay targets based on the competitive marketplace for comparable jobs. The Compensation Committee points out that the companies used for evaluation of competitive compensation for executives other than Named Executive Officers may not, in all cases, be the same as those companies comprising the industry peer group used in the performance graph on page 25. Using these total pay targets, the Compensation Committee determines the appropriate competitive mix of compensation that will incent the executives to achieve the Company’s performance and strategic objectives.

The Company’s executive compensation philosophy is to target Base Salary at the median of the market data based on relevant industry survey findings and by evaluating the executive’s experience, level and scope of responsibility, individual performance, and to provide an opportunity for total cash compensation (Base Salary plus cash incentive) to be such that superb performance will result in upper quartile market total cash compensation levels for executives. In this way, the Compensation Committee seeks to have a significant portion of annual executive compensation based on the Company’s performance.

Annual Bonus amounts and Long-Term Incentive payments are based on performance as compared to plan goals. Amounts are not guaranteed to any executive because they are tied to the Company’s business results. The Annual Bonus recognizes short-term corporate business results, business unit results and workgroup results. Long-Term Incentives for the executives are based upon sustained corporate-wide results, including, but not limited to, growth in the Company’s net income and operating margin and comparison of performance against peer companies.

The Compensation Committee regularly monitors the Company’s compensation program, keeping in mind the Company’s strategic goals as well as industry practices and trends.

The Compensation Committee expects the Company’s executives to demonstrate confidence in the Company’s future by owning a substantial amount of the Company’s stock. In particular, we expect the executive officers to own stock valued at between one and one-half and five times their salaries by the end of a five year period commencing on the later of (a) the date he or she was first able to purchase shares of the Company Common Stock or (b) became an officer. The Compensation Committee reviews ownership levels annually.

It is the Company’s policy to structure and administer its compensation program to permit the tax deductibility of payments as performance based compensation under Section 162(m) of the Code. Regulation 1.162-27(f)(2) exempts certain compensation arrangements of the Company for a period of three calendar years following the calendar year in which its initial public offering occurred from having to comply with the requirements of Section 162(m). Further, the Company is seeking shareholder approval of the Anthem Incentive Program in order to comply with the requirements of Section 162(m). (See Proposal No. 2. Approval of Anthem Incentive Program.) From time to time, the Compensation Committee may deem it appropriate to authorize compensation that is not deductible by reason of Section 162(m) or other provisions of the Code.

Elements of the Compensation Package

Base Salary

Base Salary provides competitive annual compensation that reflects the scope and nature of basic job responsibilities. For the Named Executive Officers, the Compensation Committee grants merit-based salary increases, if appropriate, based on an individual’s performance and an assessment of whether the current salary is competitive relative to executives in comparable positions at the Company’s peer companies. The President and CEO grants merit-based salary increases to all other executives based on individual performance and an assessment of whether the current salary is competitive relative to available market data for executives in comparable positions.

Annual Bonus

Nearly all of the Company’s associates, including executive officers, are eligible to earn awards under the 2002 AIP described on page 15. The 2002 AIP was designed to motivate all associates with competitive awards based upon achievement of competitive financial and operational goals. No awards are made under the 2002 AIP unless the Company attains specified performance goals.

In particular, the performance goals under the 2002 AIP are based on a comparison of corporate-wide, business unit and workgroup performance in relation to a number of business criteria including, but not limited to, the following: the Company’s net income, the Company’s operating gain, business unit operating gain, and workgroup goals. Financial results must be achieved within the context of customer service, quality and financial integrity standards. The Company generally rewards performance that meets operational plans with target pay at levels established based on competitive market data. Better or worse performance can result in an individual bonus that can range from 0 to 200% of target.

Long-Term Incentive

The Company offers long-term incentives to certain executives under the Anthem 2001 Long-Term Incentive Plan described beginning on page 15. The design of the plan focuses management on delivering competitively superior long-term results, aligning executives’ interests with shareholder interests (by virtue of the form of awards to executive officers being evenly split between restricted stock and cash), ensuring that executives have incentive opportunities comparable to their counterparts at the Company’s competitors, and motivating key executives to remain with the Company.

Stock Incentive

Stock options and restricted stock awards provide an opportunity to attract, motivate and retain high quality associates and executive officers while promoting the success of the Company’s business. Equity awards are typically based on industry surveys, market conditions, each executive’s individual performance and achievements, future responsibility and promotion, the number of unvested options held by each executive at the time of grant and the number of in-the-money options held by the executive.

Due to regulatory constraints related to Anthem Insurance’s demutualization, the Company was not able to grant stock-based awards to its executive officers until May 3, 2002. At that time, the Compensation Committee implemented a stock incentive plan based on the Company’s total pay philosophy and competitive data, as well as the foregoing.

Other Compensation and Benefit Programs

The executive officers also participate in the Company’s non-qualified deferred compensation plan, pension plan and supplemental executive retirement plan, all of which are discussed in more detail beginning on page 18.

Compensation of President and Chief Executive Officer

The Company’s President and Chief Executive Officer, Larry C. Glasscock, participates in each of the compensation plans available to other executives. The Company’s compensation philosophy as it relates to Mr. Glasscock is to target base salary at the median of the market data based on relevant industry survey findings, and to provide an opportunity for total cash compensation (Base Salary plus cash incentive) to be such that superb performance will result in upper quartile market total cash compensation. In this way, the Compensation Committee seeks to have a significant portion of Mr. Glasscock’s annual compensation be based on the Company’s performance.

Under Mr. Glasscock’s leadership, during 2002 the Company again exceeded its financial goals and accomplished its strategic objectives. The Company was added to the Standard & Poor’s 500 Index; Fortune magazine added the Company to its Global 500 list; and, in the Company’s first year of eligibility, it was ranked seventh on Barron’s 500. In addition, the Company was ranked 3rd on Fortune magazine’s most admired health care company list. Mr. Glasscock’s base salary for 2002 was $980,000, which the Compensation Committee believes is in the competitive range for comparable positions. Mr. Glasscock was also paid the maximum amount of $2,352,000 for performance under the Company’s Annual Incentive Plan for 2002. Mr. Glasscock was granted an option to purchase 200,000 shares of Common Stock which option vests in three equal annual installments commencing on the first anniversary of the grant date. In addition, Mr. Glasscock was granted a restricted stock award of 45,000 shares, which vest in two equal annual installments commencing on December 31, 2004.

Compensation Committee

William G. Mays, Chairman

William J. Ryan, Vice Chairman

Victor S. Liss

B. LaRae Orullian

Dennis J. Sullivan, Jr.

John Sherman, Jr.

Jackie M. Ward

PERFORMANCE GRAPH

The following graph compares the cumulative total return to shareholders of the Company’s Common Stock for the period from October 30, 2001, the date of the Company’s initial public offering, through December 31, 2002, with the cumulative total return over such period of (i) the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”) and (ii) the Morgan Stanley Healthcare Payor Index (the “MS Healthcare Payor Index”). The graph assumes an investment of $100 on October 30, 2001 in each of the Company’s Common Stock, the S&P 500 Index and the MS Healthcare Payor Index (and the reinvestment of all dividends). The performance shown is not necessarily indicative of future performance.

The comparisons shown in the graph below are based on historical data and the Company cautions that the stock price performance shown in the graph below is not indicative of, and is not intended to forecast, the potential future performance of the Company’s Common Stock. Information used in the graph was obtained from Georgeson Shareholder Communications, Inc. a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

	10/30/01	12/31/01	12/31/02
Anthem, Inc.	$100	$121	$154
S&P 500 Index	$100	$109	$85
MS Healthcare Payor Index	$100	$109	$125

*	Based upon an initial investment of $100 on October 30, 2001 with dividends reinvested.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that may incorporate future filings (including this Proxy Statement, in whole or in part), the preceding Compensation Committee Report on Executive Compensation, the stock price Performance Graph and the Audit Committee Report contained in this Proxy Statement shall not be incorporated by reference in any such filings.

OVERVIEW OF PROPOSALS

This Proxy Statement contains three proposals requiring shareholder action. Proposal No. 1 requests the election of five directors to the Company’s Board. Proposal No. 2 requests that the shareholders approve the Anthem Incentive Program. Proposal No. 3 requests ratification of the appointment of the Company’s independent auditors. Each of the proposals is discussed in more detail in the following pages.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board has nominated five current directors to be re-elected to serve for a term that will expire at the 2006 Annual Meeting of Shareholders and until his or her successor is elected and qualified. Holders of proxies solicited by the Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s five nominees below. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to nominate such other person as director as they in their discretion determine, in which event the shares will be voted for such other person. It is not presently expected that any nominee will be unable or will decline to serve as a director.

The Board’s nominees for re-election at this Annual Meeting are Mrs. Susan B. Bayh and Messrs. Lenox D. Baker, Jr., M.D., Larry C. Glasscock, William B. Hart, and L. Ben Lytle.

Vote Required

Election of directors will be determined by the vote of a plurality of the votes cast on such election.

Recommendation

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR RE-ELECTION OF MRS. BAYH AND MESSRS. BAKER, GLASSCOCK, HART, AND LYTLE.

PROPOSAL NO. 2

APPROVAL OF ANTHEM INCENTIVE PROGRAM

The Board of Directors believes that the Company’s ability to attract, motivate, and retain highly qualified associates has a direct impact on the success and profitability of the Company. To that end, the Company’s compensation program is designed to pay for performance that increases shareholder value based upon competitive market pay practices. The program is also designed so that a meaningful portion of each executive’s total compensation opportunity is placed at-risk through awards made under an annual, a long-term and an equity-based incentive plan. The program is administered by the Compensation Committee (“Committee”) a standing committee of the Board of Directors comprised entirely of Non-Employee Directors. It is the Company’s policy to structure and administer its compensation program to permit the tax deductibility of payments under its incentive plans as performance based compensation under Section 162(m) of the Code.

The Committee has carried out a detailed review of the incentive plans. To assist in this review process, the Committee engaged the services of Watson Wyatt and Company (“Watson”). Based upon that review and the recommendation of Watson, the Committee recommended the Board of Directors adopt the Anthem Incentive Program consisting of the Anthem Annual Incentive Plan (“AIP”), the Anthem Long Term Incentive Plan (“LTIP”) and the Anthem 2001 Stock Incentive Plan (as amended and restated January 1, 2003) (“Stock Plan”).

On January 27, 2003 the Board approved the Anthem Incentive Program and agreed to submit it to the shareholders for approval. The descriptions of the AIP, Stock Plan and LTIP contained below are qualified in their entirety by reference to the provisions of the AIP, Stock Plan and LTIP which are attached as Appendix I, II and III, respectively, to this Proxy Statement.

The Anthem Incentive Program consisting of the AIP, Stock Plan and LTIP have been designed to meet the requirements of Section 162 (m) of the Code for “performance-based” compensation. Shareholder approval of the AIP, Stock Plan and LTIP is being sought to, among other things: (i) meet the recently proposed amended Listing Standards of the New York Stock Exchange; and (ii) qualify compensation under the AIP, Stock Plan and LTIP as performance-based compensation that is tax deductible without limitation under Section 162(m) of the Code. In the future the Company plans to seek shareholder approval where necessary to comply with the Code, appropriate rules and/or regulations thereunder and the New York Stock Exchange Listing Standards. The foregoing, however, shall not preclude the Committee from making other compensation payments under different programs even if they do not qualify for tax deductibility under Section 162 (m) of the Code.

Section 162(m) of the Code

Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation to the company’s Chief Executive Officer and the four other highest compensated officers (“Covered Employees”) in excess of $1,000,000 each in any tax year. Compensation that qualifies as “performance-based compensation” within the meaning of Section 162(m) of the Code is excluded from the $1,000,000 deductibility cap, and therefore, remains fully deductible by the company that pays it. To qualify as “performance-based compensation”, (i) it must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goals must be established by a committee (which is comprised solely of two or more outside directors); (iii) the material term of the performance goal must be disclosed to and approved by the shareholders of the company before any of the compensation is paid; and (iv) prior to payment of the compensation the committee must certify in writing that the performance goals and other material terms were satisfied. Options and stock appreciation rights will qualify as performance based compensation if, among other things, they are granted with an exercise price of not less than 100% of the fair market value of the common stock on the date of the grant and the maximum number of shares is stated in the grant. To the extent these requirements are met, compensation attributable to options and stock appreciation rights granted to Covered Employees will qualify as performance-based compensation for purposes of Section 162(m) of the Code. No tax authority or court has ruled on the applicability of Section 162(m) of the Code to the AIP, Stock Plan and LTIP and any final determination of the deductibility of amounts realized upon payment of awards could ultimately be made by the Internal Revenue Service or a court having final jurisdiction with respect to the matter. The Company retains the right to grant and pay awards under the Anthem Incentive Program regardless of any final determination as to the applicability of Section 162(m) of the Code.

The following is a brief summary of material features under the AIP, Stock Plan and LTIP:

ANNUAL INCENTIVE PLAN

Under the AIP, the Committee may, subject to shareholder approval, grant awards at any time from January 1, 2003.

Amounts of Grants

The AIP permits the Committee to make awards in such amounts and at such times as it may determine. The Committee shall determine individual awards to associates who are Covered Employees. The Committee may delegate to the Chief Executive Officer (who in turn may delegate to other officers) determination of, within the limits established by the Committee, individual awards to associates who are not Covered Employees. Any such determination by the Chief Executive Officer shall be subject to a maximum funding amount, which shall be approved by the Committee. The maximum aggregate award paid to any one associate for any two consecutive calendar years shall not exceed $15,000,000.

Award Levels

Under the AIP, each year the Committee will establish various award levels including threshold, target and maximum levels for payment of awards. Prior to establishment of award levels, the Committee shall determine for each such award level (i) objective performance goals related to the Company and/or business unit, work group and any other unit; and (ii) payment schedules or formulas tied to such performance goal. The Committee shall base the performance goals applicable to any grant of awards to Covered Employees on one or more of the following business criteria: asset growth; combined net worth; debt to equity ratio; earnings per share; revenues; investment performance; operating income (with or without investment income or income taxes); cash flow; margin; pre-tax income; net income; earnings before interest, taxes, depreciation and/or amortization; return on total capital, equity, revenue or assets; number of policyholders or insureds; medical loss ratio; quality of service metrics; customer service metrics; productivity; administrative expense management; or improved health of members. The business criteria may be expressed in absolute terms or relative to the performance of other companies or to an index and may be used with or without adjustment for extraordinary items or nonrecurring items. If any event occurs during a performance period that requires changes to preserve the incentive features of the AIP, the Committee may make appropriate adjustments.

Final Awards

The percentage of each award that will become a final award will be determined by the Committee on the basis of the performance goals established for the award level and the performance achieved, as well as the quality of the associate’s individual performance during the period, which for Covered Employees will involve only negative discretion. The associate must be actively employed by the Company on the last day of the year to receive the final award; provided, however, an associate who is terminated for cause after the last day of the year but before the associate receives the final award will not receive the final award and an associate who dies, becomes disabled or retires prior to the end of the year will receive a portion of the final award.

Form of Final Award

Final awards may relate to, and upon vesting be paid in the form of, Common Stock (including restricted Common Stock), cash, or partly in Common Stock (including restricted Common Stock) and partly in cash, as the Committee may determine. Any Common Stock (including restricted Common Stock) delivered upon payment of final awards shall be made through and in accordance with the terms of the Stock Plan.

Eligibility

To be eligible to receive an award under the AIP, a person must be an associate of the Company or a participating subsidiary as defined in the AIP. It is anticipated that approximately 19,000 associates annually will be eligible to participate in the AIP, including approximately eleven executive officers.

Amendment

The AIP may be amended or terminated at any time by the Committee in its sole discretion; however, no action can adversely affect determined final awards (except as permitted by the AIP) or for Covered Employees resulting in any payment not qualifying for deductibility under Section 162(m) of the Code.

New Plan Benefits

Annual Incentive Plan

Name and Position	Dollar Value ($)(1)	Number of Units(2)
Larry C. Glasscock, Chief Executive Officer	$2,352,000	—
David R. Frick, Chief Legal and Administrative Officer	760,000	—
Michael L. Smith, Chief Financial and Accounting Officer	760,000	—
Marjorie W. Dorr, President, Anthem East	744,000	—
Keith R. Faller, President, Anthem Midwest	744,000	—
Executive Group	7,005,413	—
Non-Executive Director Group	0	0
Non-Executive Officer Employee Group	$111,671,344	—

(1)	Amounts and benefits are not presently determinable, therefore as required by the Instructions to the New Plan Benefits Table, the amounts stated in the above table are the amounts which would have been received for the last completed fiscal year if the Annual Incentive Plan had been in effect.
(2)	The benefits or amounts that may be received by or allocated to each Named Executive Officer, the Executive Group and Non-Executive Officer Employee Group under the Annual Incentive Plan are not presently determinable.

ANTHEM 2001 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED ON JANUARY 1, 2003)

The original Stock Plan was approved by the Board of Directors and sole shareholder of the Company on July 30, 2001. At that time, there were reserved for issuance an aggregate of 7,000,000 shares of the Company’s Common Stock (“Original Allotment”). As of January 1, 2003 4,025,034 shares remain available for issuance under the Stock Plan. The Board of Directors on January 27, 2003 approved, subject to shareholder approval, amendments to the original Stock Plan including (without limitation) the following, and a complete restatement of the Stock Plan: (i) increase in the number of shares of Common Stock available for distribution under the Stock Plan from 7,000,000 to 20,000,000; (ii) authorize the grant of shares of restricted and unrestricted Common Stock in lieu of the Company’s obligations to pay cash under other plans and compensatory arrangements, including the AIP and LTIP; and (iii) certain other changes necessary in order for the Stock Plan to comply with the requirements of Section 162(m) of the Code. In the event shareholders do not approve the amended and restated Stock Plan, the original Stock Plan will remain in full force and effect.

The following is a brief summary of the material features of the amended and restated Stock Plan. Use of the term “Stock Plan” below shall mean the amended and restated Stock Plan.

Incentive Awards

Under the Stock Plan, the Committee may grant Performance Awards, Restricted Company Common Stock (“Restricted Stock”), Non-Restricted Company Common Stock (“Non-Restricted Stock”), Phantom Stock, Stock Appreciation Rights (“SARs”) and Stock Options, (collectively, “Incentive Awards”) at any time from January 1, 2003. The maximum aggregate award of Restricted Stock, Stock Options and SARs that a participant may receive in one calendar year is 2,000,000 shares of Common Stock. The maximum aggregate Performance Award and award of Phantom Stock that a participant may receive in one calendar year is $10,000,000.

Amount of Grants

The Stock Plan provides for a pool of 20,000,000 shares of Company Common Stock from which Incentive Awards may be granted. The maximum number of shares which may be granted shall not exceed 20,000,000 shares of the Company’s Common Stock. This 20,000,000 shares includes (i) an aggregate of

13,000,000 shares of Company Common Stock (“New Allotment”) for the grant of Incentive Awards to eligible associates, independent contractors, consultants and eligible directors and (ii) the Original Allotment. Subject to the preceding sentence, the maximum number of shares that may be granted in the form of Performance Awards, Restricted Stock, Non-Restricted Stock and Phantom Stock shall not exceed: (i) an aggregate of 4,000,000 of the New Allotment; and (ii) an aggregate of 1,000,000 of the Original Allotment. In addition, the Stock Plan provides for the use of authorized but previously unissued and/or reacquired shares. Within the limits previously described, the Stock Plan permits the Committee to make grants in such amounts and at such times as it may determine.

Eligibility

To be eligible to receive an Incentive Award under the Stock Plan, a person must be an associate, independent contractor or consultant of the Company or a subsidiary as defined in the Stock Plan or a Non-Employee Director of the Company. The only Incentive Awards available to Non-Employee Directors are Non-qualified Options, Restricted Stock and Non-Restricted Stock in lieu of fees. Independent contractors and consultants are not eligible to receive Incentive Stock Options. It is anticipated that approximately 1,000 associates annually will participate in the Stock Plan, including approximately eleven executive officers of the Company and fourteen Non-Employee Directors of the Company.

Performance Awards

The Committee is authorized to grant Performance Awards that are evidenced by an agreement setting forth the performance goals for the award, the minimum, target and maximum amounts payable, the date of the award and such other terms as may be established by the Committee. For each Performance Award the amount payable shall vary at specified levels of performance, based on one or more performance goals. The performance goals may include criteria relating to the Company, as well as goals for the individual and may vary from individual to individual, group to group and period to period.

Restricted Stock

The Committee is authorized to grant Restricted Stock awards that are subject to certain restrictions including the achievement of performance goals and a risk of forfeiture. The Committee in its discretion shall determine the number of shares of Restricted Stock granted, the periods for which Restricted Stock is restricted, and any other restrictions to which the Restricted Stock shall be subject. Upon receipt of an award of Restricted Stock, the participant shall have all rights as a shareholder with respect to such shares of Restricted Stock subject to any restrictions.

Non-Restricted Stock

The Committee is authorized to grant Non-Restricted Stock to participants. The Non-Restricted Stock may include transferability restrictions to which the Non-Restricted Stock is subject. The Committee may at any time, in its sole discretion, accelerate the time at which any or all terms or conditions relating to transferability will lapse.

Phantom Stock

The Committee is authorized to grant Phantom Stock awards to participants that may contain terms and conditions as the Committee may elect, including that they are subject to certain performance goals, a risk of forfeiture or based on an increase in the value of the Company Common Stock. The Committee in its discretion shall determine the number of shares of Phantom Stock granted, and the terms and conditions to which Phantom Stock is subject.

Stock Appreciation Rights

The Committee is authorized to grant a SAR which shall entitle a participant to receive Common Stock, cash or a combination thereof. SARs may be granted in connection with or not in connection with Options. If granted in conjunction with an Option, the exercise of a SAR shall entitle the participant to surrender the unexercised portion of the underlying Option and if surrendered shall require the cancellation of the corresponding portion of the Option. SARs may be granted on or after the corresponding grant of non-qualified options, but only at the same time as the corresponding grant of incentive stock options.

Stock Option Grants

The Committee is authorized to grant non-qualified stock options, incentive stock options, as defined in Section 422 of the Code, or a combination thereof, to the eligible associates and only non-qualified stock options to independent contractors, consultants and Non-Employee Directors. The Committee currently anticipates that the granting of Options will normally be made on an annual basis. The Committee shall determine the number of shares of Common Stock subject to options to be granted to each participant.

Exercise Price.    The exercise price of an Option shall not be less than 100% of the fair market value of the Company Common Stock covered by the Option on the date of grant.

Exercise of Option.    The Committee determines when Options become exercisable, and may in its discretion, accelerate the vesting of any outstanding Options. The Stock Plan permits payment of the option exercise price to be made by cash, check, promissory note, other shares of Company Common Stock (with some restrictions) and cashless exercises.

Term of Options.    All options granted under the Stock Plan expire and will cease to be exercisable ten years after the date of grant, unless a shorter term is provided in the option agreement. An incentive stock option may not be exercisable after the earliest of ten years from the date of grant, one year following termination of employment due to death or disability or three months following termination of employment for any other reason; provided that in the case of an incentive stock option granted to a holder of more than 10% of the combined voting power of all classes of Company stock, the term of the Option may be no more than five years from the date of grant. No Option may be exercised after the expiration of its term.

Non-transferability of Options and Stock Appreciation Rights.    Options (other than incentive stock options) and Stock Appreciation Rights by their terms, shall be transferable to the extent provided in the award agreement. Incentive stock options by their terms shall not be transferable except by will or by the laws of descent and distribution and shall only be exercisable during the participant’s lifetime.

Non-Employee Director Options, Restricted Stock and Receipt of Fees In Non-Restricted Stock

Non-qualified Options and Restricted Stock.    Each eligible Director may receive grants of Non-qualified Stock Options and Restricted Stock pursuant to the Stock Plan as determined by the Board of Directors.

The Option exercise price shall be the fair market value of the Company Common Stock on the date of grant. The fair market value of the Company Common Stock is generally determined with reference to the closing trading price as reported on the New York Stock Exchange for the Company Common Stock on the date the Option is granted. The Options shall become exercisable, one-third annually on the anniversary of the date of grant. Once exercisable, all or any portion of the Option may be exercised until the earlier to occur of thirty-six months from the date the Director ceases to be a director of the Company or ten years from the date of grant. Options may be exercised as described above. In the event of a Change of Control (as defined below), options granted to directors will become fully vested and exercisable.

For each award of Restricted Stock, the Board shall establish the restrictions to which the Restricted Stock is subject and the conditions upon which the restrictions will lapse, which may include the achievement of performance goals. Restrictions on Restricted Stock shall lapse in the event of a Change of Control (as defined below).

Receipt of Fees in Restricted and Non-Restricted Stock.    A director may elect to receive up to 100% of his or her retainer fees or other fees in shares of Non-Restricted Stock and/or Restricted Stock. The Board may elect to pay a director up to 100% of his or her retainer fees in Non-Restricted Stock and/or Restricted Stock. The number of shares of Non-Restricted Stock and/or Restricted Stock to be issued as retainer fees or other fees each quarter shall be determined by multiplying the applicable percentage of retainer fees or other fees that the Board and/or the director has elected to be paid in Non-Restricted Stock and/or Restricted Stock by the retainer fees or other fees and then dividing the product by the fair market value of the Non-Restricted Stock on the first day of the quarter.

Stock And Awards In Lieu Of Cash Obligations

The Committee is authorized to grant shares of Non-Restricted Stock or Restricted Stock reserved under the Stock Plan in lieu of the Company’s obligations to pay cash under the Anthem 2001 Long Term Incentive Plan and other plans or compensatory arrangements, including, but not limited to, the AIP and LTIP, subject to such terms as the Committee may specify. In addition, the Company’s obligations arising upon the exercise of a SAR, or in connection with Performance Awards, Phantom Stock Awards or other Incentive Awards, may be satisfied in cash, Non-Restricted Stock, Restricted Stock or a combination thereof as determined by the Committee.

Covered Employees-Performance Goals

Incentive Awards to Covered Employees and payment thereof shall be contingent upon attainment of objective performance goals and the Committee shall base the performance goals on one or more of the following business criteria: asset growth; combined net worth; debt to equity ratio; earnings per share; revenues; investment performance; operating income (with or without investment income or income taxes); cash flow; margin; pre-tax income; net income; earnings before interest, taxes, depreciation and/or amortization; return on total capital, equity, revenue or assets; number of policyholders or insureds; medical loss ratio; quality of service metrics; customer service metrics; productivity; administrative expense management; or improved health of members provided, however, awards of Options and SARs to Covered Employees may be based solely on the increase in value of Common Stock after the date of grant.

Adjustments Upon Changes In Capital Structure

In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company’s capital stock, the number and kind of shares of stock or securities of the Company to be subject to the Stock Plan and Options outstanding or to be granted, the maximum number of shares which may be delivered, the maximum number of shares to be granted to an individual and the exercise price, shall be appropriately adjusted by the Committee.

Change Of Control

Unless the award agreement states otherwise, the Committee shall have the power and complete discretion to determine whether all or any part of an Incentive Award shall be accelerated upon a Change of Control (except non-qualified Options and Restricted Stock granted to Non-Employee Directors which will become fully vested and exercisable).

A “Change of Control” is defined as any of the following events: (a) the acquisition by a group of beneficial ownership of 20% or more of the Company stock, but excluding for this purpose any acquisition by the Company

(or a subsidiary) or an employee benefit plan of the Company; (b) the Incumbent Board ceases to constitute at least a majority of the Board, provided that any director whose nomination was approved by a majority of the Incumbent Board shall be considered a member of the Incumbent Board; (c) consummation of a reorganization, merger, or consolidation, in each case, in which the owners of the Company stock do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the stock of the corporation resulting from such reorganization, merger or consolidation; or (d) a complete liquidation or dissolution of the Company, or sale or other disposition of all or substantially all the assets of the Company. For purposes of this definition, Incumbent Board, means individuals who constitute the Board on the date of approval of the Stock Plan by shareholders.

Termination, Modification And Change

The Board may amend or terminate the Stock Plan in such respects as it shall deem advisable; provided that no change shall be made that (a) increases the total number of shares of Company Common Stock reserved for issuance, (b) if required by the Code, materially modifies the requirements as to the eligibility for participation in the Stock Plan, (c) with respect to Covered Employees, would result in payments to Covered Employees not qualifying for deductibility under Section 162(m) of the Code (if intended to be qualified), (d) re-prices outstanding Options (except pursuant to changes in capital structure) or (e) materially increases the benefits accruing to participants, unless such change is authorized by the shareholders.

Federal Income Tax Consequences

Performance Awards.    A recipient of a Performance Award will generally recognize ordinary income equal to the fair market value of the Performance Award received at the date received or, if later, when the Performance Award becomes substantially vested, less any consideration paid by the recipient for such Performance Award. The Company will generally be entitled to a tax deduction in the same amount (subject to Section 162(m) of the Code).

Incentive Stock Options.    An optionee who is granted an incentive stock option does not recognize taxable income at the time the Option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon an optionee’s sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one-year after exercise of the Option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. The Company will generally be entitled to a tax deduction in the same amount. Any gain or loss recognized on such premature sale of the shares in excess of the amount treated as ordinary income will be characterized as long term or short term capital gain or loss, depending on the holding period. Only the first $100,000 in incentive stock Options that become exercisable in any year are eligible for such tax treatment and all amounts over $100,000 will be treated as non-qualified stock options.

Non-qualified Stock Options.    An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. The Company will generally be entitled to a tax deduction in the same amount. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Phantom Stock.    A recipient of Phantom Stock will generally recognize ordinary income equal to the fair market value of the shares received at the date received or, if later, when the shares become substantially vested, less any consideration paid by the recipient for the shares. The Company will generally be entitled to a tax deduction in the same amount (subject to Section 162 (m) of the Code).

Restricted Stock.    If at the time of the award, the restricted stock is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code, the recipient will not recognize ordinary income at the time of the award. Instead, the recipient will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. At such times, the recipient will recognize ordinary income measured as the difference between the value at the time of grant and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

If not prohibited by the award, the recipient may accelerate to the date of grant his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the fair market at the time of transfer minus the amount paid for the stock, and the capital gain holding period commences on such date. The ordinary income recognized by a recipient who is an employee will be subject to tax withholding by the Company.

Non-Restricted Stock.    A recipient of non-restricted stock will recognize income in connection with the award and the recipient will generally be required to include as taxable ordinary income in the year of the award an amount equal to the fair market value of the non-restricted stock on the date of grant. Compensation attributable to non-restricted stock will not generally qualify as “performance–based compensation” within the meaning of Section 162(m) of the Code.

Stock Appreciation Rights.    The recipient of stock appreciation rights will not recognize income in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the sum of the amount of cash received and the fair market value of any Common Stock received upon the exercise. In the case of a recipient who is also an employee, any taxable income recognized upon exercise of a stock appreciation right will constitute wages for which withholding will be required. The Company will generally be entitled to a tax deduction in the same amount. Any gain or loss on the resale of Common Stock acquired upon exercise of a stock appreciation right will be treated as a long term or short-term gain or loss, depending on the holding period.

New Plan Benefits

ANTHEM 2001 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED JANUARY 1, 2003)

Name and Position	Dollar Value ($)(1)	Number of Units(2)
Larry C. Glasscock, Chief Executive Officer	—	245,000
David R. Frick, Chief Legal and Administrative Officer	—	62,300
Michael L. Smith, Chief Financial and Accounting Officer	—	62,300
Marjorie W. Dorr, President, Anthem East	—	52,000
Keith R. Faller, President, Anthem Midwest	—	52,000
Executive Group	—	715,145
Non-Executive Director Group	—	245,431
Non-Executive Officer Employee Group	—	1,693,388

(1)	The benefits or amounts that may be received by or allocated to each Named Executive Officer, the Executive Group, Non-Executive Director Group and Non-Executive Officer Employee Group under the Anthem 2001 Stock Incentive Plan (As Amended and Restated January 1, 2003) are not presently determinable.
(2)	Amounts and benefits are not presently determinable, therefore as required by the Instructions to the New Plan Benefits Table, the amounts stated in the above table are the amounts which would have been received for the last completed fiscal year if the Anthem 2001 Stock Incentive Plan (As Amended and Restated January 1, 2003) had been in effect.

ANTHEM LONG-TERM INCENTIVE PLAN

Under the LTIP, the Committee may, subject to shareholder approval, grant awards at any time from January 1, 2004.

Eligibility

Eligibility under the LTIP is limited to key executives of the Company having an opportunity to significantly affect the Company’s achievement of its strategic objectives. Executives may participate in the LTIP only upon recommendation of the Chief Executive Officer and with the approval of the Committee, except that the Committee alone has discretion with respect to participation by executive officers. It is anticipated that approximately 60 key executives annually will participate in the LTIP, including approximately eleven executive officers.

Performance Period

It is anticipated that new grants could be made as frequently as annually and will relate to a performance period which shall be determined by the Committee at the time of grant.

Target Awards

Associates selected to participate in the LTIP will be granted awards which, in general, will be determined based on each participant’s level of responsibility and may be based on a percentage of base salary. At higher levels of responsibility, the target award will be higher. At the beginning of each performance period, the Committee will establish for each target award performance goals at which a target award may be earned, with a threshold or minimum performance level below which no award will be paid, and a maximum beyond which no additional amounts will be paid. The Committee shall base the performance goals applicable to any grant of awards to Covered Employees on one or more of the following business criteria: asset growth; combined net worth; debt to equity ratio; earnings per share; revenues; investment performance; operating income (with or without investment income or income taxes); cash flow; margin; pre-tax income; net income; earnings before interest, taxes, depreciation and/or amortization; return on total capital, equity, revenue or assets; number of policyholders or insureds; medical loss ratio; quality of service metrics; customer service metrics; productivity; administrative expense management; or improved health of members. The business criteria may be expressed in absolute terms or relative to the performance of other companies or to an index and may be used with or without adjustment for extraordinary items or nonrecurring items.

Final Awards

The percentage of each target award that will become a final award will be determined by the Committee on the basis of the objective performance goals established and the performance achieved, as well as the quality of the associate’s individual performance during the period, which for Covered Employees will involve only negative discretion. Final awards may be less than or greater than 100% of the target award. No individual shall be granted a final award in excess of the product of $10,000,000 times the number of years in the performance period for which the award is made. The general rule, subject to exceptions determined by the Committee, is that the individual must be actively employed by the Company on the last business day of the performance period to receive the final award; provided, however, if the individual is not actively employed at the end of the performance period due to retirement, death or disability, the individual (or his or her beneficiary) shall be entitled to a pro rata amount of the award. If any event occurs during a performance period that requires changes to preserve the incentive features of this LTIP, the Committee may make appropriate adjustments.

Form of Final Award

Final awards may relate to, and upon vesting be paid in the form, of Non-Restricted Stock, Restricted Stock, cash, or partly in Non-Restricted Stock and/or Restricted Stock and partly in cash, as the Committee may determine. Any Non-Restricted Stock and/or Restricted Stock delivered upon payment of final awards shall be made through the Stock Plan. Each final award may be subject to a vesting schedule, as determined by the

Committee, except that a portion of the award may be deferred until after retirement. Vesting periods may vary depending on an executive’s level of responsibility. At the Committee’s discretion, dividend and/or interest equivalents may be paid on final awards during or at the end of the vesting period.

Non-Competition Requirement

Payment of any final award or portion thereof regardless whether vested (other than deferred vested final awards) to a participant requires the participant to refrain from engaging in any activity which is competitive with the Company.

Plan Amendment and Termination

The Committee may, in its sole discretion, amend, suspend or terminate the LTIP at any time; provided, however, that no change to the LTIP be made after completion of a performance period that would adversely affect the amount added to the award account of the participant. In addition, the Committee may, in its sole discretion, modify the performance measures for the LTIP to reflect significant corporate transactions, changes in market conditions, legislative changes and other significant issues deemed appropriate by the Committee.

Change Of Control

The Committee shall have the power and complete discretion to determine whether all or any part of an incentive award shall be accelerated upon a Change of Control.

A “Change of Control” is defined as any of the following events: (a) the acquisition by a group of beneficial ownership of 20% or more of the Company Stock, but excluding for this purpose any acquisition by the Company (or a subsidiary) or an employee benefit plan of the Company; (b) the Incumbent Board ceases to constitute at least a majority of the Board, provided that any director whose nomination was approved by a majority of the Incumbent Board shall be considered a member of the Incumbent Board; (c) consummation of a reorganization, merger, or consolidation, in each case, in which the owners of the Company stock do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the stock of the corporation resulting from such reorganization, merger or consolidation; or (d) a complete liquidation or dissolution of the Company, or sale or other disposition of all or substantially all the assets of the Company. For purposes of this definition, Incumbent Board, means individuals who constitute the Board on the date of approval of the Anthem Long Term Incentive Plan by shareholders.

New Plan Benefits

The benefits or amounts that may be received by or allocated to each Named Executive Officer, the Executive Group and Non-Executive Officer Employee Group under the Anthem Long Term Incentive Plan are not presently determinable.

Vote Required

The vote of 50% of the votes entitled to be cast on the Proposal and a majority of the votes cast favoring approval of the Proposal are required for approval.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE ANTHEM INCENTIVE PROGRAM, CONSISTING OF THE ANTHEM ANNUAL INCENTIVE PLAN, ANTHEM 2001 STOCK INCENTIVE PLAN (AS AMENDED AND RESTATED JANUARY 1, 2003), AND ANTHEM LONG-TERM INCENTIVE PLAN.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Ernst & Young LLP served as the Company’s independent auditors for the fiscal year ended December 31, 2002. The Board of Directors has selected Ernst & Young LLP to continue in that capacity for 2003 and is submitting this matter to shareholders for their ratification. In the event this Proposal is not approved, a selection of other independent auditors will be made by the Board of Directors. A representative of Ernst &Young LLP is expected to be present at the Annual Meeting, will be given an opportunity to make a statement if he or she desires and is expected to be available to respond to appropriate questions. Notwithstanding approval by the shareholders, the Board of Directors reserves the right to replace the independent auditors at any time upon the recommendation of the Audit Committee of the Board of Directors.

Vote Required

The vote of a greater number of votes cast favoring approval than the votes cast opposing the Proposal are required for approval.

Recommendation

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS.

INDEPENDENT AUDITORS’ FEES

Audit Fees

Fees paid to Ernst & Young LLP for the audit of the consolidated financial statements of Anthem, Inc., review of quarterly financial statements, insurance statutory audits, and review of registration statements and periodic reports filed with the Securities and Exchange Commission were $2,710,098 and $3,146,099 in 2002 and 2001, respectively.

Audit-Related Fees

Fees paid to Ernst & Young LLP for employee benefit plan audits, due diligence related to mergers and acquisitions, and other audit-related services were $372,240 and $568,727 in 2002 and 2001, respectively.

Tax Fees

Fees paid to Ernst & Young LLP for tax compliance, tax advice and tax planning were $427,527 and $345,590 in 2002 and 2001, respectively.

All Other Fees

Fees paid to Ernst & Young LLP for business continuity planning were $182,012 and $295,912 in 2002 and 2001, respectively.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company’s Board of Directors is composed of seven “independent directors” as that term is defined by the listing standards of the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors which details the responsibilities of the Audit Committee.

On July 30, 2002, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) was signed into law. The Audit Committee has met with representatives of management, legal counsel and our independent auditors to further its understanding of the provisions of Sarbanes-Oxley. The Audit Committee also reviewed processes that already are in place as well as those that will be implemented to comply with the requirements of Sarbanes-Oxley as they become effective.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management is responsible for the Company’s financial statements and reporting process, including the system of internal controls, and has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management and the independent auditors. This review included a discussion of the quality and acceptability of the Company’s financial reporting and controls, including the clarity of disclosures in the financial statements. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including the matters in the written disclosures which were received by the Audit Committee from the independent auditors as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

The Audit Committee further discussed with the Company’s internal auditors and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets periodically with the internal auditors and independent auditors, with and without management present to discuss the results of their audits, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee recommended, and the Board of Directors approved, the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission.

Audit Committee

Victor S. Liss, Chairman

George A. Schaefer, Jr., Vice Chairman

Allan B. Hubbard

James W. McDowell, Jr.

B. LaRae Orullian

Senator Donald W. Riegle, Jr.

John Sherman, Jr.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

The date by which shareholder proposals must be received by the Company for inclusion in proxy materials relating to the 2004 Annual Meeting of Shareholders is December 4, 2003.

In order to be considered at the 2004 Annual Meeting, shareholder proposals must comply with the advance notice and eligibility requirements contained in the Company’s By-Laws. The Company’s By-Laws provide that shareholders are required to give advance notice to the Company of any nomination by a shareholder of candidates for election as directors and of any business to be brought by a shareholder before an annual shareholders’ meeting. Specifically, the By-Laws provide that for a shareholder to nominate a person for election to the Company’s Board of Directors, the shareholder must be entitled to vote for the election of directors at the meeting and must give timely written notice of the nomination to the Secretary of the Company. The By-Laws also provide that for business to be properly brought before an annual meeting by a shareholder, the shareholder must have the legal right and authority to make the proposal for consideration at the meeting and the shareholder must give timely written notice thereof to the Secretary of the Company. In order to be timely, a shareholder’s notice must be delivered to the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain specified information about each nominee or the proposed business and the shareholder making the nomination or proposal.

The specific requirements of these advance notice and eligibility provisions are set forth in Section 1.4 and Section 1.5 of the Company’s By-Laws, a copy of which is available upon request. Such requests and any shareholder proposals should be sent to the Secretary of the Company at the principal executive offices of the Company.

By Order of the Board of Directors

Nancy L. Purcell

Secretary

Appendix I

ANTHEM ANNUAL INCENTIVE PLAN

1.    PURPOSE.

The purpose of this Anthem Annual Incentive Plan (the “AIP”) is to encourage associates to maintain focus on specific goals important to the success of Anthem, Inc. (the “Company”) and reward associates when the goals are met.

2.    AWARDS.

(a)  The Compensation Committee of the Company’s Board of Directors (the “Committee”), as from time to time constituted pursuant to the By-laws of the Company, may authorize the establishment of various award levels, including threshold, target and maximum awards (“Award Levels”) for associates based on performance goals established for each calendar year (hereinafter referred to as a “Performance Period”). The Committee shall consist of at least two non-employee directors, and all directors on the Committee shall satisfy the requirements for an “outside director” as that term is defined under Section 162(m) of the Internal Revenue Code of 1986, and the regulations promulgated thereunder (the “Code”). The Committee, in its sole discretion, shall determine in writing the performance goals at which different Award Levels shall be earned, the collective amount for all Award Levels to be established at any one time, the eligibility criteria for participation in the AIP, the associates of the Company who are officers of the Company (including those whom the Committee believes may be covered employees as defined under Section 162(m) of the Code (“Covered Employees”)) who will be eligible to participate in the AIP, and the individual Award Levels for associates who are officers of the Company (including those who the Committee believes may be Covered Employees). The Committee may delegate to the Company’s Chief Executive Officer (who may in turn delegate to other officers) responsibility for determining, within the limits established by the Committee, individual Award Levels for associates who are not officers of the Company (including those whom the Committee does not believe will be Covered Employees).

(b)  Prior to the establishment of Award Levels, the Committee shall determine for each such Award Level (i) performance goals related to the Company and its affiliates and/or any business unit, customer unit, strategic business unit, work group and any other unit or portion of the Company and any affiliate, at which awards shall be earned; and (ii) payment schedules or formulas tied to such performance goals for each associate (or group of associates) which may include, but not be limited to, percentage of Eligible Earnings (as defined below). “Eligible Earnings” means earnings payable by the Company, including regular pay, overtime pay, and shift differential pay. Eligible Earnings excludes incentive pay, short term disability payments, and workers compensation payments.

(c)  The specific performance goals for associates who are Covered Employees shall be based upon one or more of the following business criteria: asset growth; combined net worth; debt to equity ratio; earnings per share; revenues; investment performance; operating income (with or without investment income or income taxes); cash flow; margin; net income, before or after taxes; earnings before interest, taxes, depreciation and/or amortization; return on total capital, equity, revenue or assets; medical loss ratio; number of policyholders or insureds; quality of service metrics; customer service metrics; productivity; administrative expense management; or improved health of members. The specific performance goals for associates who are not Covered Employees may be based on one or more of the foregoing business criteria or any other criteria determined by the Committee. Any business criteria may be used with or without adjustment for extraordinary items or nonrecurring items. The business criteria may be expressed in absolute terms or relative to the performance of other companies or to an index. The business criteria shall not include or derive from the number or frequency of (1) denials of authorization for benefit coverage; or (2) reductions or limitations on hospital lengths of stay, medial services, or charges. AIP awards shall not be designed, construed, or used to incentivize the withholding of medically necessary services or the denial of benefits to which members are entitled.

(d)  If any event occurs during a Performance Period which requires changes to preserve the incentive features of the AIP (including, without limitation, acquisitions, divestitures or mergers), the Committee may make adjustments the Committee deems appropriate in its sole discretion.

1

(e)  Within the first ninety (90) days of the commencement of a Performance Period (or, if shorter, no later than after 25% of the Performance Period has elapsed), the Committee shall select the performance goals for any Covered Employee for such Performance Period for determining the amount of payment that the Committee may award for performance during such Performance Period.

3.    ELIGIBILITY TO PARTICIPATE IN THE AIP.

Subject to such additional limitations or restrictions as the Committee may impose, the term “associates” shall mean persons who are employed by the Company, or any Participating Subsidiary (as such term is defined below). The term “Participating Subsidiary” shall mean (i) a corporation of which capital stock having ordinary voting power to elect a majority of the board of directors of such corporation is owned, directly or indirectly, by the Company, or (ii) any other entity in respect of which the Company can exercise, directly or indirectly, comparable control, which corporation or entity has elected to participate in the AIP. Subject to such other terms and conditions as the Committee may impose and except as is otherwise provided in Section 5, no associate is entitled to receive a Final Award for a Performance Period if such associate was not employed by the Company or a Participating Subsidiary on the last day of the Performance Period. The Committee shall, among other things, determine (in its discretion) when and to what extent associates otherwise eligible for consideration shall become or cease to be, as the case may be, eligible to participate in the AIP and shall determine when, and under what circumstances, any associate shall be considered to have terminated employment for purposes of the AIP.

4.    FINAL AWARDS.

(a)  An associate shall not earn a Final Award (as defined below) and no payment shall be made until the Committee certifies (in writing for any Covered Employee) that the performance goals have been obtained for the relevant Award Level for the Performance Period and that the other material terms have been satisfied for the Performance Period. Except as otherwise provided in this Section, whether or not an associate has earned a Final Award shall be determined by the Committee in its sole discretion on the basis of the performance goals established for the Award Levels, whether or not the performance goals have been met during the Performance Period and the schedules or formulas tied to such performance goals for such associate. Following determination of the Final Award, the Committee may, upon the recommendation of the Company’s Chief Executive Officer, make adjustments to Final Awards for officers of the Company to reflect individual performance during such Performance Period, which for Covered Employees will involve only negative discretion. Adjustments to Final Awards to reflect individual performance for associates who are not officers of the Company (including those who are not Covered Employees) may be made by the Company’s Chief Executive Officer (or such other officers with such discretion as the Chief Executive Officer delegates). Any award, as determined and adjusted pursuant to this Section, is herein referred to as a “Final Award.” The total aggregate Final Award paid to any associate for any two consecutive Performance Periods shall not exceed $15 million.

(b)  All Final Awards shall be paid in cash or restricted or unrestricted stock of the Company, at the sole discretion of the Committee. Shares of the Company’s stock reserved for issuance under the Anthem 2001 Stock Incentive Plan, as amended, restated or replaced by a successor plan, may, but are not required to, be used to pay Final Awards paid in stock.

(c)  The unpaid portion of any Final Award shall be subject to the provisions of Section 5.

5.    PAYMENT OF VESTED FINAL AWARD.

(a)  Subject to this Section, all Final Awards shall be paid as soon as practicable following the end of the related Performance Period.

(b)  Any associate who has been selected to participate in the AIP during a Performance Period and who is actively employed by the Company or Participating Subsidiary on the last day of such Performance Period shall be entitled to receive payment of any Final Award for such Performance Period; provided, however, if any

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associate is dismissed for serious misconduct as that term is defined in the Associate Handbook, any unpaid Final Award shall be canceled as of the date of such termination of employment, and such associate shall not be entitled to receive any consideration in respect of such cancellation.

(c)  Any associate who has been selected to participate in the AIP during a Performance Period and who is not actively employed by the Company or a Participating Subsidiary on the last day of such Performance Period shall not be entitled to receive payment of any Final Award for such Performance Period; provided, however, that upon termination of an associate’s employment due to the associate’s death, Disability (as defined below) or early, normal or late retirement (as defined in the Anthem Cash Balance Plan) such associate shall receive a portion of any Final Award for the Performance Period in which such associate’s employment was terminated due to death, Disability or retirement, all as the Committee shall determine in its discretion. “Disability” means disability according to the terms of the Anthem Group Long-term Disability Plan as may be applicable from time to time to the particular associate.

6.    NO GUARANTEED PAYMENT.

No associate has any legal claim or right to participate in the AIP. To the extent that any associate, former associate, or any other person acquires a right to receive payments or distributions under the AIP, such right shall be no greater than the right of a general unsecured creditor of the Company. All payments and distributions to be made hereunder shall be paid from the general assets of the Company. Nothing contained in the AIP, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any associate, former associate, or any other person.

7.    EXPENSES.

The expenses of administering the AIP shall be borne by the Company.

8.    ASSIGNMENT AND TRANSFER.

Except as otherwise determined by the Committee, with the exception of transfer by will or the laws of descent and distribution, neither an associates participation in the AIP nor any Final Award shall be assignable or transferable and, during the lifetime of the associate, any payment in respect of any Final Award shall be made only to the associate. The amount distributable to an associate upon death and not subject to a designation of beneficiary filed with the Company on a form prescribed by the Company and which is enforceable under applicable law shall be distributed to the associate’s estate. If there shall be any question as to the legal right of any beneficiary to receive a distribution under the AIP, the amount in question may be paid to the estate of the associate, in which event the Company shall have no further liability to any party with respect to such amount.

9.    INTERPRETATION.

Full power and authority to construe and interpret the AIP shall be vested in the Committee. To the extent determined by the Committee, administration of the AIP, including, but not limited to the selection of associates for participation in the AIP, may be delegated to the Company’s Chief Executive Officer; provided, however, the Committee shall not delegate to the Company’s Chief Executive Officer any powers, determinations, or responsibilities with respect to officers of the Company, including those who are Covered Employees. Any person who accepts any award hereunder agrees to accept as final, conclusive, and binding all determinations of the Committee and the Company’s Chief Executive Officer.

10.    AMENDMENT.

The Committee, in its sole discretion, may, at any time, amend, modify, suspend, or terminate the AIP provided that no such action shall (a) adversely affect the rights of an associate with respect to previous unpaid

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Final Awards under the AIP (except as otherwise permitted under Sections 2(d), 4, or 5), and the AIP, as constituted prior to such action, shall continue to apply with respect to Final Awards which have not been paid, or (b), with respect to Covered Employees, without the approval of the shareholders if such would otherwise result in payments to such Covered Employees not qualifying for deductibility under Section 162(m) of the Code.

11.    CLAIMS.

Every right of action by, or on behalf of, the Company or by any stockholder against any past, present, or future member of the Board of Directors, officer, or associate of the Company or its subsidiaries arising out of or in connection with the AIP shall, irrespective of the place where action may be brought and irrespective of the place of residence of any such director, officer, or associate, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises. Any and all right of action by any associate (past, present, or future) against the Company arising out of or in connection with the AIP shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

12.    PAYMENT DEFERRALS.

If the associate participates in the Anthem Deferred Compensation Plan, any cash payment earned by the associate under the AIP may be voluntarily deferred pursuant to and in accordance with the terms of the Anthem Deferred Compensation Plan.

13.    GOVERNING LAW.

The validity, construction and effect of the AIP and any agreements or other instruments issued under it shall be determined in accordance with the laws of the state of Indiana without reference to the principles of conflict of laws.

14.    NO CONTRACT OR GUARANTEE OF CONTINUED EMPLOYMENT.

Nothing contained in the AIP nor any action taken under the AIP shall be construed as a contract of employment or as giving any associate any right to be retained in employment with the Company or any affiliate or subsidiary.

15.    WAIVER OF BREACH.

The Company’s waiver of any Plan provision shall not operate or be construed as a waiver of any subsequent breach by the associate or an agreement to grant a waiver with respect to a subsequent breach.

16.    INDEMNIFICATION.

No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on such member’s behalf in his or her capacity as a member of the Committee for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer or director of the Company or any affiliate or subsidiary to whom any duty or power relating to the administration or interpretation of the AIP may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the AIP unless arising out of such person’s own fraud or bad faith.

17.    NOTICE.

Any notice or filing required or permitted to be given to the Committee or the Company under the AIP shall be sufficient if it is in writing and hand delivered, or sent by registered or certified mail, to the Company at the

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principal office of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Notices to any associate shall be delivered personally or electronically or mailed to the associate at his or her address appearing in the records of the Company. The address of any party may be changed at any time by written notice to the other party given in accordance with this provision.

18.    DISCLAIMER.

The Company makes no representations as to the value or future value of any awards granted pursuant to the AIP.

19.    RELATIONSHIP.

Notwithstanding any other provision of the AIP, the AIP and action taken pursuant to it shall not be deemed or construed to establish a trust or fiduciary relationship of any kind between or among the Company, any affiliate or subsidiary, associates, or any other persons. The AIP is intended to be unfunded for purposes of the Code and the Employee Retirement Income Security Act of 1974, as amended. The right of associates to Final Awards is strictly a right of payment, and the AIP does not grant nor shall it be deemed to grant associates or any other persons any interest in or right to any of the funds, property, or assets of the Company or any affiliate or subsidiary, other than as an unsecured general creditor of the Company or any affiliate or subsidiary.

20.    EFFECTIVE DATE.

The AIP shall be effective on January 1, 2003; provided, however, the AIP shall not be effective as to Covered Employees unless approved by the shareholders of the Company at the 2003 annual meeting.

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Appendix II

ANTHEM 2001 STOCK INCENTIVE PLAN

Amended and Restated January 1, 2003

1.    PURPOSE.

The purpose of this Anthem 2001 Stock Incentive Plan is to further the long term stability and financial success of Anthem, Inc. (the “Company”), and its Subsidiaries, by attracting and retaining employees through the use of cash and stock incentives and to encourage ownership in the Company by non-employee members of the Board of Directors of the Company. It is believed that ownership of Company Stock and the use of cash incentives will stimulate the efforts of those employees upon whose judgment and interests the Employers are and will be dependent for the successful conduct of their business. It is also believed that Incentive Awards granted to such employees under this Plan will strengthen their desire to remain employed with the Employers and will further the identification of those employees’ interests with those of the Company’s shareholders. Finally, it is believed that Options granted to non-employee members of the Board of Directors of the Company will promote long-term shareholder value and will provide non-employee members of the Board of Directors of the Company with an incentive to continue as directors of the Company. The Plan is intended to operate in compliance with the provisions of Rule 16b-3.

2.    DEFINITIONS.

As used in the Plan, the following terms have the meanings indicated:

(a)    “Act” means the Securities Exchange Act of 1934, as amended.

(b)    “Annual Meeting” means the annual meeting of shareholders at which members of the Board are routinely elected.

(c)    “Applicable Withholding Taxes” means the aggregate amount of federal, state and local income, payroll and other withholding taxes that an Employer is required to withhold in connection with any Performance Award, any lapse of restrictions on Restricted Stock, any grant of Phantom Stock, any exercise of a Nonstatutory Stock Option or Stock Appreciation Right or any award of Non-Restricted Stock.

(d)    “Beneficial Ownership” has the meaning in Rule 13d-3 promulgated under the Act.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Change of Control” means any of the following events:

(i)    the acquisition by a Group of Beneficial Ownership of 20% or more of the Company Stock, but excluding for this purpose any acquisition by the Company (or a Subsidiary) or an employee benefit plan of the Company;

(ii)    the Incumbent Board ceases to constitute at least a majority of the Board, provided that any director whose nomination was approved by a majority of the Incumbent Board shall be considered a member of the Incumbent Board;

(iii)    consummation of a reorganization, merger or consolidation, in each case, in which the owners of the Company Stock do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the stock of the corporation resulting from such reorganization, merger or consolidation; or

(iv)    a complete liquidation or dissolution of the Company, or the sale or other disposition of all or substantially all of the assets of the Company;

provided, however, that neither the Conversion nor the Initial Public Offering shall constitute a Change of Control for purposes of this Plan.

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(g)    “Code” means the Internal Revenue Code of 1986, as amended or any subsequently enacted federal revenue law.

(h)    “Code Section 162(m)” means Section 162(m) of the Code and the regulations promulgated thereunder.

(i)    “Committee” means the Compensation Committee of the Board, provided that, if any member of the Committee does not qualify as both an outside director for purposes of Code section 162(m) and a non-employee director for purposes of Rule 16b-3, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of the Plan.

(j)     “Company” means Anthem, Inc., an Indiana corporation, and any successor by merger, consolidation or otherwise.

(k)    “Company Stock” means common stock of the Company. In the event of a change in the capital structure of the Company (as provided in Section 17), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

(l)    “Conversion” means the transaction pursuant to which the Company’s sole shareholder at the time of approval of this Plan, Anthem Insurance Companies, Inc., converted from a mutual insurance company to a stock insurance company in accordance with Indiana Code Section 27-15 et. seq. and, as a part of that same transaction, established the Company as the parent company of Anthem Insurance Companies, Inc.

(m)    “Covered Employee” means a Participant who is a “covered employee,” as defined in Code Section 162(m).

(n)    “Date of Grant” means, with respect to eligible employees, independent contractors and consultants, the date on which an Incentive Award is granted by the Committee (or, in the case of Options granted in connection with the Initial Public Offering, the first day the Company Stock trades on the New York Stock Exchange) and, with respect to Eligible Directors, the date on which a director is awarded an Option or Restricted Stock pursuant to Section 11.

(o)    “Disability” or “Disabled” means, as to an Incentive Stock Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Incentive Awards, “Disability” or “Disabled” has the meaning contained in the Anthem Group Long-term Disability Plan as may be applicable from time to time to the particular Participant.

(p)    “Effective Date” means the date the Plan is adopted by shareholders of the Company.

(q)    “Eligible Director” means a member of the Board who is not an employee of the Company or any Subsidiary.

(r)    “Employer” means the Company, and each Subsidiary that employs or engages one or more Participants.

(s)    “Fair Market Value” means the closing trading price of a share of Company Stock, as reported on the New York Stock Exchange as of the Date of Grant or as of any other date for which the value of Company Stock must be determined under the Plan, or with respect to grants of Incentive Awards made as of the first day the Company Stock trades on the New York Stock Exchange, the price at which shares of the Company Stock are offered to the public in the Initial Public Offering.

(t)    “Fees” means all amounts payable to an Eligible Director for services rendered as a director, including meeting fees, and committee fees, but excluding travel and other out of pocket expense reimbursements and excluding Retainer Fees.

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(u)    “Group” means any individual, entity or group within the meanings of Sections 13(d)(3) or 14(d)(2) of the Act.

(v)    “Incentive Award” means, collectively, a Performance Award or the award of Restricted Stock, Phantom Stock, an Option, a Stock Appreciation Right or Non-Restricted Stock under the Plan.

(w)    “Incentive Stock Option” means an Option intended to meet the requirements of and qualify for favorable federal income tax treatment under Code Section 422.

(x)    “Incumbent Board” means individuals who constitute the Board on the date of approval of this Plan by shareholders.

(y)    “Initial Public Offering” means the registered public offering of the Company Stock that was conducted by the Company in connection with the Conversion.

(z)    “Mature Shares” means shares of Company Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

(aa)    “New Issuance Shares” has the meaning ascribed to such term in Section 4(a).

(bb)    “Non-Restricted Stock” means Company Stock awarded pursuant to an award as provided in Section 12.

(cc)    “Nonstatutory Stock Option” means an Option that does not meet the requirements of Code Section 422, or, even if meeting the requirements of Code Section 422, is not intended to be an Incentive Stock Option and is so designated.

(dd)    “Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(ee)    “Original Issuance Shares” has the meaning ascribed to such term in Section 4(a).

(ff)    “Participant” means any employee of the Company or any Subsidiary or any individual who is an independent contractor or consultant who provides services to the Company or any Subsidiary, who receives an Incentive Award under the Plan.

(gg)    “Performance Award” means an Incentive Award made pursuant to Section 6.

(hh)    “Performance-Based Compensation” means an Incentive Award qualified as Performance-Based Compensation under Code Section 162(m).

(ii)    “Performance Criteria” means any of the following areas of performance of the Company, or any Subsidiary, as determined under generally accepted accounting principles or as publicly reported by the Company: asset growth; combined net worth; debt to equity ratio; earnings per share; revenues; investment performance; operating income (with or without investment income or income taxes); cash flow; margin; net income, before or after taxes; earnings before interest, taxes, depreciation and/or amortization; return on total capital, equity, revenue or assets; medical loss ratio; number of policyholders or insureds; quality of service metrics; customer service metrics; productivity; administrative expense management; or improved health of members. Any Performance Criteria may be used with or without adjustment for extraordinary items or nonrecurring items. The Performance Criteria shall not include or derive from the number or frequency of (1) denials of authorization for benefit coverage; or (2) reductions or limitations on hospital lengths of stay, medical services, or charges. Performance Criteria shall not be designed, construed, or used to incentivize the withholding of medically necessary services or the denial of benefits to which members are entitled.

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(jj)    “Performance Goal” means if the Performance Award, Restricted Stock, or Phantom Stock is intended to comply with Code Section 162(m), an objectively determinable performance goal established by the Committee with respect to a given Performance Award, grant of Restricted Stock, or grant of Phantom Stock that is based on one or more Performance Criteria and if the Performance Award, Restricted Stock, or Phantom Stock is not intended to comply with Code Section 162(m) any performance goal established by the Committee based on any performance criteria.

(kk)    “Phantom Stock” means Company Stock awarded pursuant to an award as provided in Section 8.

(ll)    “Plan” means this “Anthem 2001 Stock Incentive Plan,” as set forth herein and as amended from time to time.

(mm)    “Plan Year” means the period commencing on the date of an Annual Meeting and ending on the day before the next Annual Meeting.

(nn)    “Restricted Stock” means Company Stock awarded to Participants upon the terms and subject to the restrictions set forth in Section 7 and to Eligible Directors upon the terms and subject to the restrictions set forth in Section 11.

(oo)    “Retainer Fees” means all retainer fees paid to an Eligible Director to retain that Eligible Director to perform services as a director.

(pp)    “Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan’s adoption.

(qq)    “Stock Appreciation Right” means a right to receive amounts from the Employer granted under Section 10.

(rr)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, as of the Date of Grant, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(ss)    “Taxable Year” means the fiscal period used by the Company for reporting taxes on income under the Code.

3.    GENERAL.

The following types of Incentive Awards may be granted to eligible employees, independent contractors and consultants under the Plan: Performance Awards, Restricted Stock, Phantom Stock, Options, Stock Appreciation Rights or Non-Restricted Stock. Options granted to eligible employees under the Plan may be Incentive Stock Options or Nonstatutory Stock Options. The following type of Incentive Awards may be granted to Eligible Directors under the Plan: Non-Restricted Stock, Restricted Stock and Nonstatutory Stock Options.

4.    STOCK.

(a)    Subject to Section 17 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 20,000,000 shares of Company Stock which shall be authorized shares. This 20,000,000 shares shall include (i) an aggregate of 13,000,000 shares of Company Stock for the grant of Incentive Awards to eligible employees and Eligible Directors pursuant to the amended and restated Plan (the “New Issuance Shares”); and (ii) an aggregate of 7,000,000 shares of Company Stock pursuant to the initial Plan (“Original Issuance Shares”) which were comprised of: (A) 5,000,000 shares of Company Stock for the grant of Incentive Awards to eligible employees and Eligible Directors, and (B) 2,000,000 shares of Company Stock for the grant of Options (1) to substantially all eligible employees of the Company or any Subsidiary and (2) to new eligible employees of the Company and its Subsidiaries, including employees of any business acquired by the Company or a Subsidiary.

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(b)    Shares allocable to Options, Restricted Stock or portions thereof granted under the Plan that expire, are forfeited, or otherwise terminate unexercised may again be subjected to an Incentive Award under the Plan.

(c)    Until after the date six months following the effective date of the Conversion, no Company Stock or Option may be made to any Participant under this Plan who, as of either the effective date of the Conversion or the date of grant of Company Stock or Option, is: (i) a member of the Board; (ii) a member of the Board of Directors of Anthem Insurance Companies, Inc.; or (iii) a participant in the Company’s or its Subsidiaries’ long term incentive plan.

(d)    Subject to Section 17, (i) the maximum number of New Issuance Shares that may be granted in the form of Restricted Stock, Phantom Stock, Non-Restricted Stock or Performance Awards shall not exceed an aggregate of 4,000,000 shares of Company Stock; and (ii) the maximum number of Original Issuance Shares that may be granted in the form of Restricted Stock, Phantom Stock or Non-Restricted Stock shall not exceed an aggregate of 1,000,000 shares of Company Stock.

(e)    Shares of Company Stock reserved for issuance under the Plan including, without limitation, Restricted Stock and Non-Restricted Stock, may be used by the Company, at the discretion of the Committee, to pay awards under the Anthem Annual Incentive Plan and the Anthem Long Term Incentive Plan, as both may be hereinafter amended, restated and replaced by successor plans.

5.    ELIGIBILITY.

(a)    All present and future employees, independent contractors and consultants of the Company or any Subsidiary (whether now existing or hereafter created or acquired) whom the Committee determines to have contributed or who are expected to contribute to the successful performance of the Company or any Subsidiary shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 18, to select eligible employees, independent contractors or consultants to receive Incentive Awards and to determine the nature of the award and the terms and conditions of each Incentive Award.

(b)    The grant of an Incentive Award shall not obligate an Employer to pay an employee, independent contractor or consultant any particular amount of remuneration, to continue the employment of the employee or the engagement of the independent contractor or consultant after the grant or to make further grants to the employee, independent contractor or consultant at any time thereafter.

(c)    Each Eligible Director who was not an employee of the Company or any Subsidiary for at least one year before the Date of Grant of an Option or Restricted Stock under the Plan shall be eligible to receive Nonstatutory Stock Options or Restricted Stock under Section 11. Each Eligible Director shall be eligible to receive Company Stock or Restricted Stock in lieu of Fees and Retainer Fees under Section 11 and to elect to defer receipt of Company Stock if so permitted by the Committee as provided in Section 11.

6.    PERFORMANCE AWARDS.

(a)    Each Performance Award shall be evidenced by an agreement (an “Award Agreement”) setting forth the Performance Goals for the award, the minimum, target and maximum amounts payable, the date of the award and such other terms and conditions as are applicable to the Performance Award. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

(b)    The Committee shall establish for each Performance Award the amount payable at specified levels of performance, based on one or more Performance Goals. If the Performance Award is intended to comply with Code Section 162(m), any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. If the Performance Award is intended to comply with Code Section 162(m), the Committee may not increase after the

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conclusion of the time period described above the amount of cash or Company Stock that would otherwise be payable upon achievement of the Performance Goal(s) but may reduce or eliminate the payments as provided in a Performance Award.

(c)    The actual payments to a Participant under a Performance Award will be calculated by applying the achievement of one or more Performance Goals as established in the Award Agreement. All calculations of actual payments shall be verified by the Committee and the Committee shall, if the Performance Award is intended to comply with Code Section 162(m), certify in writing the extent, if any, to which the Performance Goals have been met.

(d)    Performance Awards will be paid in cash, Company Stock or both, at such time or times as are provided in the Award Agreement. The Committee may provide in the Award Agreement that the Participant may make a prior election to defer the payment under a Performance Award subject to such terms and conditions as the Committee may determine.

(e)    Nothing contained in the Plan will be deemed in any way to limit or restrict any Employer or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(f)    A Participant who receives a Performance Award payable in Company Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Performance Award. The Company Stock may be issued without cash consideration.

(g)    A Participant’s interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

(h)    The Committee may, at any time and in its sole discretion, accelerate the time at which payments of a Performance Award may be made, subject to the restrictions of this Section and Code Section 162(m) if the Performance Award is intended to comply with Code Section 162(m).

(i)    Whenever payments under a Performance Award are to be made in cash to an employee, the Employer will withhold therefrom the minimum statutory amount to satisfy any Applicable Withholding Taxes. Each employee Participant shall agree, as a condition of receiving a Performance Award payable in the form of Company Stock, to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of the minimum statutory amount to satisfy any Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to such Participant. As an alternative to making a cash payment to the Employer to satisfy Applicable Withholding Taxes, if the Award Agreement so provides or the Committee subsequently authorizes, the Participant may elect (i) to deliver Mature Shares (valued at their Fair Market Value) or (ii) to have the Employer retain that number of shares of Company Stock (valued at their Fair Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

7.    RESTRICTED STOCK AWARDS.

(a)    The Committee may make grants of Restricted Stock to Participants. Whenever the Committee deems it appropriate to grant Restricted Stock, notice shall be given to the Participant stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. This notice, when accepted by the Participant, shall become an award agreement between the Employer and the Participant. Restricted Stock may be awarded by the Committee in its discretion without cash consideration.

(b)    No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares as set forth in the Participant’s award agreement have lapsed or been removed pursuant to paragraph (d) or (e) below.

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(c)    Upon the acceptance by a Participant of an award of Restricted Stock, such Participant shall, subject to the restrictions set forth in paragraph (b) above, have all the rights of a shareholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock shall be held by the Company until the restrictions lapse and the Participant shall provide the Company with appropriate stock powers endorsed in blank.

(d)    The Committee shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions set forth in paragraph (b) above shall lapse. To the extent the award of Restricted Stock is intended to comply with Code Section 162(m), the terms and conditions shall include the achievement of a Performance Goal and to the extent that the award of Restricted Stock is intended to comply with Code Section 162(m) the award of Restricted Stock shall be governed by the provisions of Section 6. Such terms and conditions may also include, without limitation, the lapsing of such restrictions as a result of the Disability, death or retirement of the Participant or the occurrence of a Change of Control.

(e)    Notwithstanding the provisions of paragraph (b) above, the Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions, subject to the restrictions of Section 6 as to any Performance Goal if the award is intended to comply with the requirements of Code Section 162(m).

(f)    Each employee Participant shall agree, at the time his or her Restricted Stock is granted, and as a condition thereof, to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, the minimum statutory amount to satisfy any Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to such Participant. As an alternative to making a cash payment to the Employer to satisfy Applicable Withholding Taxes, if the Participant’s award agreement so provides or the Committee subsequently authorizes, the Participant may elect (i) to deliver Mature Shares (valued at their Fair Market Value) or (ii) to have the Employer retain that number of shares of Company Stock (valued at their Fair Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

(g)    To the extent the Restricted Stock award does not prohibit a Code Section 83(b) election, if a Participant makes an election pursuant to Section 83(b) of the Code concerning a grant of Restricted Stock, the Participant shall promptly file a copy of such election with the Company.

8.    PHANTOM STOCK AWARDS.

(a)    The Committee may make grants of Phantom Stock to Participants. Whenever the Committee deems it appropriate to grant Phantom Stock, notice shall be given to the Participant stating the number of shares of Phantom Stock granted, the Date of Grant, and the terms and conditions to which the Phantom Stock is subject. This notice, when accepted by the Participant, shall become an award agreement between the Employer and the Participant.

(b)    Phantom Stock may be issued pursuant to the Plan from time to time by the Committee and may contain such terms and conditions as the Committee may elect including, without limitation, the achievement of Performance Goals before any restrictions lapse or that the compensation to the Participant is based on an increase in the value of Company Stock. Phantom Stock awards will be paid in cash, Company Stock, or both, at such time or times as are provided in the notice.

(c)    To the extent the award of Phantom Stock is intended to comply with Code Section 162(m), the Committee shall establish Performance Goals for an award of Phantom Stock which shall be governed by Section 6. Phantom Stock will be issued only subject to the award agreement and the Plan and consistent with meeting the goal or goals set by the Committee in the award agreement. A Participant shall have no rights as a shareholder until the Company Stock is issued. Phantom Stock may be issued without cash consideration.

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(d)    A Participant’s interest in a Phantom Stock award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

(e)    The Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all restrictions or remove or revise any and all Performance Goals for an award of Phantom Stock, subject to the restrictions of Section 6 as to any Performance Goal if the award is intended to comply with Code Section 162(m).

(f)    Whenever payments under a grant of Phantom Stock are to be made in cash to an employee, the Employer shall withhold therefrom the minimum statutory amount to satisfy any Applicable Withholding Taxes. Each employee Participant shall agree, at the time of receiving an award of Phantom Stock, and as a condition thereof, to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer, of the minimum statutory amount to satisfy any Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to such Participant. As an alternative to making a cash payment to the Employer to satisfy Applicable Withholding Taxes, if the Participant’s Award Agreement so provides or the Committee subsequently authorizes, the Participant may elect (i) to deliver Mature Shares (valued at their Fair Market Value) or (ii) to have the Employer retain that number of shares of Company Stock (valued at their Fair Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

9.    STOCK OPTIONS.

(a)    The Committee may make grants of Options to Participants. Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant (an “Option Award Notice”) stating the number of shares for which Options are granted, the Date of Grant, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, the extent to which Stock Appreciation Rights are granted (as provided in Section 10), and the conditions to which the grant and exercise of the Options are subject. This Option Award Notice, along with the provisions of the Plan, shall define the terms and conditions of the grant of the Option. In the event of any conflict between an Option Award Notice and the Plan, the terms of the Plan shall govern.

(b)    The exercise price of shares of Company Stock covered by an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant.

(c)    Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant’s Stock Option Agreement; provided that (A) an Option shall not be exercisable more than 10 years after the Date of Grant, and (B) the exercise provisions for Incentive Stock Options shall in all events not be more favorable than the following provisions:

(i)    No Incentive Stock Option may be exercised before the Plan is approved by the shareholders of the Company in the manner prescribed by Code section 422; and the Company Stock under the Plan is registered with the Securities and Exchange Commission; and after the first to occur of: (x) ten years from the Date of Grant, (y) three months following the date of the Participant’s retirement or termination of employment with all Employers for reasons other than Disability or death, or (z) one year following the date of the Participant’s termination of employment on account of Disability or death.

(ii)    An Incentive Stock Option by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of any Employer shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee granting the Option may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

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(d)    Notwithstanding any other provision herein contained, no employee of the Company or any Subsidiary may receive an Incentive Stock Option under the Plan if such employee, on the Date of Grant, owns (as defined in Code section 424(d)) Company Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless the exercise price for such Incentive Stock Option is at least 110% of the Fair Market Value (determined at the Date of Grant) and such Incentive Stock Option is not exercisable after the date five (5) years from the Date of Grant.

(e)      Incentive Stock Options may only be granted to employees. Independent contractors, consultants and Eligible Directors are not eligible to receive Incentive Stock Options.

10.    STOCK APPRECIATION RIGHTS.

(a)    Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted in connection with all or any part of an Option to a Participant or in a separate Incentive Award.

(b)    The following provisions apply to all Stock Appreciation Rights that are granted in connection with Options:

(i)    Stock Appreciation Rights shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to surrender to the Employer unexercised that portion of the underlying Option relating to the same number of shares of Company Stock as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised) and to receive in exchange from the Employer an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Company Stock covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights.

(ii)    Upon the exercise of a Stock Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, shall not thereafter be exercisable.

(iii)    Subject to any further conditions upon exercise imposed by the Board, a Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and a Stock Appreciation Right shall expire no later than the date on which the related Option expires.

(iv)    A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Company Stock covered by the Stock Appreciation Right exceeds the exercise price of the Company Stock covered by the underlying Option.

(c)    The following provisions apply to all Stock Appreciation Rights that are not granted in connection with Options:

(i)    Stock Appreciation Rights shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to receive in exchange from the Employer an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered Stock Appreciation Right over (y) the price of the Company Stock on the Date of Grant of the Stock Appreciation Right. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights.

(ii)    A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Company Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right.

(d)    The manner in which the Employer’s obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the Incentive Award. The Incentive Award may provide for payment in Company Stock or cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock

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Appreciation Right is exercised. Shares of Company Stock, issued upon the exercise of a Stock Appreciation Right, shall be valued at their Fair Market Value on the date of exercise.

11.    NON-EMPLOYEE DIRECTOR INCENTIVE AWARDS.

(a)    GENERAL. Each Eligible Director may receive grants of Options and Restricted Stock pursuant to this Section 11 of the Plan. All Options granted under this Section 11 of the Plan shall be Nonstatutory Stock Options and shall not be entitled to special tax treatment under Internal Revenue Code section 422.

(b)    OPTIONS. Each Option granted under this Section 11 of the Plan shall be evidenced by an agreement in such form as the Board shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

(i)    AWARD OF OPTION. Options for the purchase of shares of Company Stock may be awarded to Eligible Directors upon the satisfaction of each of the following: (A) after the date the Plan is approved by the Board, (B) after the date the Plan is approved by the shareholders in the manner prescribed by Code section 422, and (C) after the date the Company Stock under the Plan is registered with the Securities and Exchange Commission. The time of the award and the number of shares awarded shall be determined by the Board. If at any time under the Plan there are not sufficient shares of Company Stock available to permit fully the Option grants to the Eligible Directors described in this paragraph, the Option grants shall be reduced pro rata (to zero if necessary) so as not to exceed the number of shares of Company Stock available.

(ii)    OPTION EXERCISE PRICE. The Option exercise price shall be the Fair Market Value of the Company Stock on the Date of Grant.

(iii)    EXERCISE OF OPTIONS. Subject to Section 11(b)(v) below, all Options shall become exercisable as follows: one-third on the one-year anniversary of the Date of Grant; one-third on the second anniversary of the Date of Grant, and the remainder on the third anniversary of the Date of Grant. Once exercisable, all or any portion of an Option may be exercised until the earlier of:

(1)    thirty-six months of the date the Eligible Director ceases to be a director of the Company for any reason, including death or disability; or

(2)    the expiration of ten (10) years from the Date of Grant.

(iv)    METHOD OF EXERCISE. An Option may be exercised in the manner described in Section 12.

(c)    RESTRICTED STOCK. Each grant of Restricted Stock under this Section 11 of the Plan shall be evidenced by an agreement in such form as the Board shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions. The Board shall establish as to each award of Restricted Stock restrictions to which such Restricted Stock is subject and the terms and conditions upon which the restrictions shall lapse. The terms and conditions may include the achievement of one or more Performance Goals and may include the lapsing of such restrictions as a result of the disability of the Eligible Director, death of the Eligible Director or the cessation of the Eligible Director as a member of the Board or the occurrence of a Change of Control. Notwithstanding the foregoing, the Board may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all restrictions.

(d)    CHANGE OF CONTROL. Options granted to Eligible Directors shall become fully vested and exercisable upon a Change of Control. Restrictions on Restricted Stock granted to Eligible Directors shall lapse upon a Change of Control.

(e)    RECEIPT OF FEES IN STOCK

(i)    The Board may elect to pay an Eligible Director up to 100% of his or her Retainer Fees in Restricted Stock or Company Stock. The amount of Retainer Fees to be paid to an Eligible Director during each calendar quarter shall be determined on the first day of the applicable quarter. The number of shares of Restricted Stock or Company Stock to be issued as Retainer Fees shall be determined by multiplying the

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applicable percentage of Retainer Fees that the Board has elected to pay an Eligible Director in Restricted Stock or Company Stock times the Retainer Fees otherwise payable for the quarter and dividing the product by the Fair Market Value of the Company Stock on the first day of the quarter. If this formula produces a fractional share, the Eligible Director may be paid in cash the Fair Market Value of the fractional share.

(ii)    An Eligible Director may elect to receive up to 100% of his or her Retainer Fees or Fees in shares of Restricted Stock or Company Stock (a “Stock Election”). A Stock Election must be in writing and shall be delivered to the Corporate Secretary of the Company prior to the Annual Meeting for the Plan Year to which the Stock Election pertains. Except as provided in this Section 11, a Stock Election may be revoked prior to the last day of any calendar quarter for all calendar quarters beginning after the revocation. A Stock Election must specify the applicable percentage of the Fees that the Eligible Director wishes to receive in shares of Restricted Stock or Company Stock (the “Designated Percentage”). If a Stock Election is made, the amount of Fees to be paid to an Eligible Director during each calendar quarter shall be determined on the first day of the applicable quarter. The number of shares of Restricted Stock or Company Stock to be issued in lieu of the Fees shall be determined by multiplying the Designated Percentage times the Fees otherwise payable for the quarter and dividing that product by the Fair Market Value of the Company Stock on the first day of the quarter. If this formula produces a fractional share, the Eligible Director may be paid in cash the Fair Market Value of the fractional share.

(f)    WITHHOLDING.    If at any time it is determined that the Company is obligated to withhold income taxes upon the transfer of Company Stock as a result of the exercise of an Option or the lapsing of restrictions on Restricted Stock or the receipt of Retainer Fees or Fees in Company Stock by an Eligible Director, the Company shall have the right to retain or sell without notice shares of Company Stock having a Fair Market Value sufficient on such date or dates as may be determined by the Board (but not more than five business days prior to the date on which such shares would otherwise have been delivered) to cover the amount of any federal or state income tax if required to be withheld or otherwise deducted and paid, remitting any balance to the Eligible Director; provided, however, that the Eligible Director shall have the right to make other arrangements satisfactory to the Company or to provide the Company with the funds to enable it to pay such tax. Notwithstanding the foregoing, the Company shall not sell shares of Company Stock if such sale will cause the Eligible Director to incur a liability under Section 16b of the Act.

(g)    TRANSFERABILITY.    An Option granted under this Section 11 shall not be transferable by the Eligible Director otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the Eligible Director only by him or her; provided that an Eligible Director may transfer any Option to members of the Eligible Directors’ immediate family or trusts or family partnerships for the benefit of such persons, subject to such terms and conditions as may be established by the Board. Shares of Restricted Stock granted under this Section 11 shall not be transferable until the restrictions on such shares as set forth in the Eligible Director’s award agreement have lapsed or been removed pursuant to Section 11(c) or (d). Except as specifically provided in a written agreement, no Option or Restricted Stock grant or interest therein may be transferred, assigned, pledged or hypothecated by the Eligible Director during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(h)    ADMINISTRATION.    This Section 11 of the Plan shall be administered by the Board. The Board shall have all powers necessary to administer this Section 11 of the Plan, including, without limitation, the authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of Options or Restricted Stock under this Section 11 of the Plan, to construe this Section 11 of the Plan, to determine all questions arising under this Section 11 of the Plan, and to adopt and amend rules and regulations for the administration of this Section 11 of the Plan as it may deem desirable. Any decision of the Board in the administration of this Section 11 of the Plan shall be final and conclusive. The Board may act only by a majority of its members in office, except that members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or her or any other member of the Board in connection with this Section 11 of the Plan, except for his or her own willful misconduct or as expressly provided by statute.

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(i)    MODIFICATION, EXTENSION AND RENEWAL.    Subject to section 16 and except for the terms of an Option and a Restricted Stock grant contained in this Section 11, the Board shall have the power to modify, extend or renew outstanding Options and Restricted Stock grants and to authorize the grant of new Options and new Restricted Stock in substitution therefore, provided that any such action may not have the effect of altering, enhancing or impairing any rights or obligations of any person under any Option or Restricted Stock previously granted without the consent of the Eligible Director.

(j)    LIMITATION OF RIGHTS

(i)    NO RIGHT TO CONTINUE AS A DIRECTOR.    Neither the Plan nor the granting of an Option or Restricted Stock nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain any person as a director for any period of time.

(ii)    SHAREHOLDER RIGHTS.    An Eligible Director shall have no rights as a shareholder with respect to shares of Company Stock covered by his or her Options until the date of exercise of the Option. Upon the acceptance by an Eligible Director of an award of Restricted Stock such Eligible Director shall, subject to the restrictions set forth in Sections 11(c) and (g) have all of the rights of a shareholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Except as provided in Section 17, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such exercise of the Option or lapsing or removal of restrictions on Restricted Stock.

12.    NON-RESTRICTED STOCK.

(a)    The Committee may make grants of Non-Restricted Stock to Participants. Whenever the Committee deems it appropriate to grant Non-Restricted Stock, notice shall be given to the Participant stating the number of shares of Non-Restricted Stock granted, and the terms and conditions of any transferability restrictions to which the Non-Restricted Stock is subject. This notice, when accepted by the Participant, shall become an award agreement between the Company and the Participant.

(b)    Non-Restricted Stock may be issued pursuant to the Plan from time to time by the Committee whenever the Committee deems it appropriate with or without terms or conditions. No award of Non-Restricted Stock shall comply with Code Section 162(m).

(c)    The Committee may at any time, in its sole discretion, accelerate the time at which any or all terms or conditions relating to transferability will lapse.

(d)    Each employee Participant shall agree, at the time of receiving an award of Non-Restricted Stock, and as a condition thereof, to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, the minimum statutory amount of any Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to such Participant. As an alternative to making a cash payment to the Employer to satisfy Applicable Withholding Taxes, if the Participant’s award agreement so provides or the Committee subsequently authorizes, the Participant may elect (i) to deliver Mature Shares (valued at their Fair Market Value) or (ii) to have the Employer retain that number of shares of Company Stock (valued at their Fair Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

13.    METHOD OF EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS.

(a)    Options and Stock Appreciation Rights may be exercised by the Participant giving notice of the exercise to the Employer stating the number of shares the Participant has elected to purchase under the Option or the number of Stock Appreciation Rights the Participant has elected to exercise. In the case of the purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full in cash; provided, however, that if the terms of an Option so permit, and if permitted by applicable securities laws, the

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Participant may (i) deliver Mature Shares (valued at their Fair Market Value) in satisfaction of all or any part of the exercise price, (ii) cause to be withheld from the Option shares, shares of Company Stock (valued at their Fair Market Value) in satisfaction of all or any part of the exercise price or (iii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price.

(b)    The Company may place on any certificate representing Company Stock issued upon the exercise of an Option or a Stock Appreciation Right any legend deemed desirable by the Company’s counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant’s investment intent. Until the Participant has made any required payment, including any Applicable Withholding Taxes, and has had issued a certificate for the shares of Company Stock acquired, he or she shall possess no shareholder rights with respect to the shares of Company Stock.

(c)    Each Participant shall agree, as a condition of the exercise of an Option or a Stock Appreciation Right, to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, the minimum statutory amount to satisfy any Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued upon the exercise of an Option or cash paid upon the exercise of a Stock Appreciation Right.

(d)    As an alternative to making a cash payment to the Employer to satisfy Applicable Withholding Taxes, and to the extent permitted by applicable law, if the Option or Stock Appreciation Rights agreement so provides or the Committee subsequently authorizes, the Participant may elect (i) to deliver Mature Shares (valued at their Fair Market Value) or (ii) to have the Employer retain that number of shares of Company Stock (valued at their Fair Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

14.    NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS.

Options (other than Incentive Stock Options) and Stock Appreciation Rights by their terms, shall be transferable to the extent specifically provided in the Incentive Award. Incentive Stock Options granted to Participants, by their terms, shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant. The transferability of Options granted to Eligible Directors shall be governed by Section 11 of this Plan.

15.    EFFECTIVE DATE OF THE PLAN.

The Plan was approved by the Company’s board of directors and shareholders on July 30, 2001 and the effective date of the initial Plan is July 30, 2001. On January 27, 2003, the Board approved an amendment and complete restatement of the Plan to be effective January 1, 2003. The January 1, 2003 amended and restated Plan shall be submitted to shareholders of the Company for approval. Until (i) the January 1, 2003 amended and restated Plan has been approved by the Company’s shareholders, and (ii) the requirements of any applicable Federal or State securities laws have been met, only Original Issuance Shares shall be allocated to Incentive Awards and in the event the January 1, 2003 amended and restated Plan is not approved by shareholders the initial Plan shall continue in full force and effect.

16.    TERMINATION, MODIFICATION, CHANGE.

If not sooner terminated by the Board, this Plan shall terminate at the close of business on July 29, 2011. No Incentive Awards shall be made under the Plan after its termination. The Board may amend or terminate the Plan in such respects as it shall deem advisable; provided that no change shall be made that (i) increases the total number of shares of Company Stock reserved for issuance pursuant to Incentive Awards granted under the Plan (except pursuant to Section 17), (ii), if and to the extent required by the Code, materially modifies the

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requirements as to eligibility for participation in the Plan, (iii), with respect to Covered Employees, would result in payments to Covered Employees not qualifying for deductibility under Code Section 162(m) (if intended to be qualified), (iv) re-prices outstanding Options (except pursuant to Section 17), or (v) materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Incentive Awards with respect to Participants as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding two sentences, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Incentive Award previously granted to him or her.

17.    CHANGE IN CAPITAL STRUCTURE.

(a)    In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Incentive Awards then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the maximum number of shares which may be granted to an individual Participant under Section 4, the exercise price, the terms of Incentive Awards and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option or grant of Restricted Stock, the Committee may adjust appropriately the number of shares covered by the Option or grant of Restricted Stock so as to eliminate the fractional shares.

(b)    If the Company is a party to a Change of Control, the Committee may take such actions with respect to outstanding Incentive Awards as the Committee deems appropriate.

(c)    Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes.

18.    ADMINISTRATION OF THE PLAN.

Except as provided in Section 11(h), the Plan shall be administered by the Committee. The Committee shall have general authority to impose any limitation or condition upon an Incentive Award the Committee deems appropriate to achieve the objectives of the Incentive Award and the Plan and, without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:

(a)    The Committee shall have the power and complete discretion to determine (i) which eligible employees, independent contractors and consultants shall receive Incentive Awards and the nature of each Incentive Award, (ii) the terms and conditions of any Performance Award, (iii) whether all or any part of an Incentive Award shall be accelerated upon a Change of Control; (iv) the number of shares of Company Stock to be covered by each Incentive Award, (v) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (vi) when, whether and to what extent Stock Appreciation Rights shall be granted, (vii) the time or times when an Incentive Award shall be granted, (viii) whether an Incentive Award shall become vested over a period of time and when it shall be fully vested, (ix) when Options and Stock Appreciation Rights may be exercised, (x) whether a Disability exists, (xi) the manner in which payment will be made upon the exercise of Options or Stock Appreciation Rights, (xii) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options or Stock Appreciation Rights is permitted, (xiii) whether to authorize a Participant (A) to deliver Mature Shares to satisfy Applicable Withholding Taxes or (B) to have the Employer withhold from the shares to be issued upon the exercise of an Incentive Award (other than an Incentive Option) the number of shares necessary to satisfy Applicable Withholding Taxes, (xiv) the terms and conditions applicable to Restricted

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Stock and Non-Restricted Stock awards, (xv) the terms and conditions on which restrictions upon Restricted Stock shall lapse, (xvi) whether to accelerate the time at which any or all restrictions with respect to Restricted Stock will lapse or be removed, (xvii) the terms and conditions applicable to Phantom Stock awards, (xviii) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xix) any additional requirements relating to Incentive Awards that the Committee deems appropriate. Notwithstanding the foregoing, no “tandem stock options” (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options. The Committee shall have the power to amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Incentive Award.

(b)    The Committee may adopt rules and regulations for carrying out the Plan with respect to Participants. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive as to any Participant. The Committee may consult with counsel, who may be counsel to the Employer, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(c)    A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

19.    NOTICE.

All notices and other communications required or permitted to be given under this Plan shall be in writing or other form approved by the Committee and shall be deemed to have been duly given as follows (a) if to an Employer then delivered personally to the stock plan administrator of the Company or mailed first class, postage prepaid at the principal business address of the Company to the attention of the stock plan administrator at the Company; or (b) if to any Participant then delivered personally, mailed first class, postage prepaid at the last address of the Participant known to the sender at the time the notice or other communication is sent or delivered, or by e-mail, interoffice mail, intranet or other means of office communication determined by the Committee.

20.    INTERPRETATION.

The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his or her delegate relating to the qualification of Incentive Stock Options under the Code and the qualification of Incentive Awards as Performance-Based Compensation. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. The terms of this Plan shall be governed by the laws of the State of Indiana.

21.    LEGENDS.

In its sole and complete discretion, the Committee may elect to legend certificates representing Company Stock sold or awarded under the Plan to make appropriate references to the restrictions imposed on such Company Stock.

22.    TAX BENEFIT.

The Committee may, in its sole discretion, include a provision in any Nonstatutory Stock Option agreement that provides for an additional cash payment from the Company to the grantee of the Nonstatutory Stock Option as soon as practicable after the exercise date of such Nonstatutory Stock Option equal to all or a portion of the tax benefit to be received by the Company attributable to its federal income tax deduction resulting from the exercise of such Nonstatutory Stock Option.

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23.    SPECIAL PROVISIONS APPLICABLE TO COVERED EMPLOYEES.

Incentive Awards to Covered Employees shall be governed by the conditions of this Section in addition to the requirements of the other provisions of the Plan. Should conditions set forth under this Section conflict with the requirements of the other provisions of the Plan, the conditions of this Section shall prevail.

(a)    Subject to Section 17, the maximum aggregate award of Restricted Stock, Options and Stock Appreciation Rights that a Participant may receive in any one Taxable Year shall be 2,000,000 shares of Company Stock.

(b)    The maximum aggregate Performance Award and award of Phantom Stock that a Participant may receive in any one Taxable Year shall not exceed $10,000,000.

(c)    All Performance Goals relating to Covered Employees for a relevant period shall be established by the Committee in writing no later than as may be permitted under Code Section 162(m).

(d)    The Performance Goals shall be objective and shall satisfy third party “objectivity” standards under Code Section 162(m).

(e)    The Performance Goals shall not allow for any discretion by the Committee as to an increase in any Incentive Award, but discretion to lower an Incentive Award is permissible.

(f)    The Incentive Award and payment of any Incentive Award shall be contingent upon the attainment of the Performance Goals that are applicable to such Incentive Award. The Committee shall certify in writing prior to payment of any such Incentive Award that such applicable Performance Goals have been satisfied. Written resolutions adopted by the Committee may be used for this purpose.

(g)    All Awards under this Plan to Covered Employees or to other Participants who may become Covered Employees at a relevant future date shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purposes of this Section which is to avoid the loss of deductions by the Company under Code Section 162(m).

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Appendix III

ANTHEM LONG-TERM INCENTIVE PLAN

Effective January 1, 2004

1.    PLAN PURPOSE.

The Anthem Long-Term Incentive Plan (the “Plan”) is intended to benefit Anthem, Inc. (the “Company”) by rewarding executives who, the Company determines, materially contribute to the achievement of the strategic objectives of the Company and its Subsidiaries (as defined below). The Plan, by providing executives an opportunity to earn long-term incentive compensation based upon the Company achievement of its long-term strategic goals, is designed to align executive interests with owners’ interests, recognize team achievement and facilitate attracting, motivating and retaining key executives of the highest caliber.

2.    DEFINITIONS.

Except as otherwise specified or as the context may otherwise require, the following terms have the meanings indicated below for the purposes of this Plan:

(a)    “Award” means the incentive compensation established for a Participant under this Plan.

(b)    “Award Account” means an accounting accrual entry in the Company books in the Participant’s name. A separate Award Account shall be established for each Award under this Plan. Thus, a Participant may have more than one Award Account established in his or her name. There is no requirement that amounts be set aside by the Company to fund the Award Account.

(c)    “Base Salary” means the annual weighted average base cash salary paid to a Participant during a Performance Period by the Company and its Subsidiaries; provided, however, that for purposes of this Plan, a Participant’s Base Salary shall include base salary deferred by the Participant under any tax qualified or non-tax qualified deferred compensation plan maintained by the Company or salary reductions under a Company plan maintained under Code Section 125; provided, further, that a Participant’s Base Salary shall exclude base salary paid to the Participant in the Performance Period before the effective date of his or her Plan participation and after his or her participation terminates; and provided, further, that Base Salary shall not include short term disability pay or worker’s compensation pay.

(d)    “Beneficiary” means the person or persons, including a trustee, designated by the Participant to receive amounts under this Plan in the event of a Participant’s death. To be effective, a Beneficiary designation must be filed with the Company during the Participant’s life on a form prescribed by the Company. If no person has been designated as the Participant’s Beneficiary, or if no person designated as Beneficiary survives the Participant, the Participant’s estate shall be his/her “Beneficiary”. A Participant may elect a separate Beneficiary for each Award Account.

(e)    “Board” or “Board of Directors” means the Board of Directors of the Company.

(f)    “Change in Control” means:

(i)	the acquisition by a Group (as such term is defined below) of Beneficial Ownership (as such term is defined below) of 20% or more of the Company common stock, but excluding for this purpose any acquisition by the Company (or a subsidiary) or an employee benefit plan of the Company;

(ii)	the Incumbent Board (as such term is defined below) ceases to constitute at least a majority of the Board, provided that any director whose nomination was approved by a majority of the Incumbent Board shall be considered a member of the Incumbent Board;

(iii)	consummation of a reorganization, merger or consolidation, in each case, in which the owners of the Company common stock do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the stock of the corporation resulting from such reorganization, merger or consolidation; or

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(iv)	a complete liquidation or dissolution of the Company, or the sale or other disposition of all or substantially all of the assets of the Company.

The term “Beneficial Ownership” has the meaning in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. The term “Group” means any individual, entity or group within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended. The term “Incumbent Board” means individuals who constitute the Board on the date of approval of this Plan by shareholders of the Company.

(g)    “Code” means the Internal Revenue Code of 1986, as amended or any subsequently enacted federal revenue law.

(h)    “Committee” means the Compensation Committee of the Board, provided that, if any member of the Committee does not qualify as both an outside director for purposes of Code Section 162(m) and a non-employee director for purposes of Rule 16b-3, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of the Plan.

(i)    “Company” means Anthem, Inc., an Indiana corporation, and any successor by merger, consolidation or otherwise.

(j)    “Covered Employee” means a Participant who is a “covered employee” as defined in Code Section 162(m)(3) and the regulations promulgated thereunder.

(k)    “Declared Rate” means, for a calendar year, an interest rate determined by the Committee in its sole discretion for each Performance Period. The Committee reserves the right, in its sole discretion, to change the method of determining or to increase or decrease the interest rate which is credited to Participants’ Award Accounts; provided, however, that the interest rate shall not be decreased for periods prior to such action; and provided, further, that the interest rate may not be increased for a Covered Employee after the beginning of a Performance Period.

(l)    “Disability” has the meaning contained in the Anthem Group Long-term Disability Plan as may be applicable from time to time to the particular Participant.

(m)    “ERISA” means the Employee Retirement Income Security Act of 1974 as now in effect or as amended from time to time.

(n)    “New Hire” means a new executive employee of the Company who is approved by the Committee to participate in the Plan.

(o)    “Participant” means an eligible Company or Subsidiary executive selected for participation in the Plan in accordance with the procedures set forth in Section 3. The participation of a Participant in the Plan shall cease when all Plan Payments have been made to such Participant or, if earlier, the date on which the Committee terminates the participation of the Participant in the Plan in accordance with Section 3 or the date on which the Participant’s employment is terminated before vesting under Section 8.

(p)    “Performance Criteria” means any of the following areas of performance of the Company, or any Subsidiary, as determined under generally accepted accounting principles or as publicly reported by the Company: asset growth; combined net worth; debt to equity ratio; earnings per share; revenues; investment performance; operating income (with or without investment income or income taxes); cash flow; margin; net income, before or after taxes; earnings before interest, taxes, depreciation and/or amortization; return on total capital, equity, revenue or assets; medical loss ratio; number of policyholders or insureds; quality of service metrics; customer service metrics; productivity; administrative expense management; or improved health of members. Any Performance Criteria may be used with or without adjustment for extraordinary items or

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nonrecurring items. The Performance Criteria shall not include or derive from the number or frequency of (1) denials of authorization for benefit coverage; or (2) reductions or limitations on hospital lengths of stay, medical services, or charges. Performance Criteria shall not be designed, construed, or used to incentivize the withholding of medically necessary services or the denial of benefits to which members are entitled.

(q)    “Performance Goal” means an objectively determinable performance goal established by the Committee with respect to a given Award that, if the Award is intended to comply with the requirements of Code Section 162(m), relates to one or more Performance Criteria.

(r)    “Performance Period” means a period of years, not in excess of 5 years, established by the Committee, for which the Performance Criteria shall be determined for purposes of determining the amount of an Award. Performance Periods may, but are not required to, have overlapping years.

(s)    “Plan” means this Anthem Long-Term Incentive Plan as set forth herein.

(t)    “Plan Payments” means the amount or amounts to be paid to a Participant as a consequence of the operation of the Plan.

(u)    “Retirement” means a retirement which would qualify as an early, normal or late retirement under the Anthem Cash Balance Pension Plan.

(v)    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, as of the date of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(w)    “Target Incentive Award” means the incentive award amount for the Performance Period expressed by the Committee as a percentage of a Participant’s Base Salary. To the extent (i) the Committee establishes Target Incentive Awards by job title or officer groups and a Participant’s job title or officer group changes to a title or a group that provides for a lower or higher percentage of Base Salary as the Participant’s Target Incentive Award or (ii) the Committee decides to change the Target Incentive Award of a Participant even without a change in job title or officer group, the Participant’s Target Incentive Award for the remaining portion of the Performance Period shall be redetermined to reflect the different percentage of Base Salary applicable for such new job title or officer class or for such Participant; provided, however, that the Committee may not increase the Target Incentive Award for a Covered Employee under subpart (ii) after the ninetieth (90th) calendar day of a Performance Period.

(x)    “Termination for Cause” means a determination by the Chief Executive Officer of the Company that the Executive (i) has been convicted of a felony, (ii) has engaged in an activity which, if proven in a criminal proceeding, could result in conviction of a felony involving dishonesty or fraud, or (iii) has willfully engaged in gross misconduct likely to be materially damaging or materially detrimental to the Company or a Subsidiary. Any determination regarding a Termination for Cause of the Chief Executive Officer of the Company shall be made by the Board.

(y)    “Vesting” means the nonforfeitable right to payment of Plan benefits, other than in the event of Termination for Cause.

3.    ELIGIBILITY AND PARTICIPATION.

(a)    Participation: Plan eligibility is limited to key executives of the Company or a Subsidiary having the opportunity to significantly affect the Company’s achievement of its strategic objectives. Executives must be approved by the Committee in its complete and sole discretion. The Committee shall also approve the Target Incentive Award applicable for the Participant and the date on which the Participant commences participation in

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the Plan. The Committee may delegate to the Company’s Chief Executive Officer responsibility for determining, within the limits established by the Committee, Target Incentive Awards applicable for Participants other than Covered Employees and the date on which the Participant (other than a Covered Employee) commences participation in the Plan.

(b)    Termination of Participation: Subject to the terms of any employment agreement with a Participant, at any time during a Performance Period and prior to the date on which an Award becomes vested in accordance with Section 8, the Committee in its complete and sole discretion may discontinue the participation in the Plan of any participating executive. If the participation of a Participant is discontinued during a Performance Period and before the vesting of his or her Award under Section 8, the Award shall be forfeited in its entirety.

4.    ESTABLISHMENT OF AWARD ACCOUNTS, GOALS AND CRITERIA.

(a)    Establishment of Award Accounts: The Committee may establish Awards in accordance with this Plan for the Participants. For purposes of determining the amount of payout under this Plan, an Award Account shall be established by the Committee for each Participant receiving an Award.

(b)    Promotions and New Hires: Executives hired or promoted into positions eligible for Plan participation shall have an Award Account established in their name effective at the time that they commence participation based on the Target Incentive Awards established for the executives by the Committee.

(c)    Establishment of Performance Goals: The Committee shall establish for each Target Incentive Award (i) Performance Goals related to the Performance Criteria at which the Target Incentive Award shall be earned and a range (which need not be the same for all awards) within which percentages shall be earned; and (ii) a Performance Period which shall be determined at time of establishment of the Awards pursuant to Section 5. With respect to the Performance Goals to be established pursuant to this paragraph, the specific Performance Criteria for each grant of the Awards pursuant to Section 5 shall be established by the Committee at the time of such grant.

(d)    Modifications of Performance Criteria and Goals: If any event occurs during a Performance Period that requires changes to preserve the incentive features of this Plan, the Committee may make adjustments in the Performance Criteria to the extent the changes are consistent with changes resulting from the event.

5.    AWARDS.

(a)    In General: This Section 5 shall provide for the rules regarding the granting of Awards under this Plan and the adjustments made in the Award Accounts at the end of the Performance Period.

(b)    Target Award: As soon as practicable after completion of a Performance Period, the percentage of each Target Incentive Award to be distributed to a Participant shall be determined by the Committee on the basis of the Performance Goals established for such Target Incentive Award during the Performance Period.

(c)    Committee Approval: Notwithstanding anything contained in this Plan to the contrary, the Committee may, in its complete and sole discretion, decide to reduce or eliminate a Participant’s Award Account for the Performance Period.

6.    INTEREST AND/OR APPRECIATION ON AWARD ACCOUNTS.

(a)    Interest: Beginning on the date on which an Award Account would have been paid but for a deferral under Section 7, a Participant’s Award Account, as adjusted (if applicable) in accordance with Section 5, shall be credited with interest to Award Accounts of active Participants during each calendar year at the Declared Rate in effect for such calendar year. Interest shall be compounded annually and shall continue to be accrued through the date established from time to time by the Company which date precedes the date of distribution of the deferred

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Award Account and provides the Company adequate time to effect the distribution and which date shall under no circumstances be more than ninety (90) calendar days before the applicable distribution date.

(b)    Stock Equivalent Investments: At the discretion of the Committee, the Committee may permit Participants who have deferred their Award Account under Section 7 to elect to be credited with the appreciation and/or depreciation of the Company’s common stock between the date of deferral and the date of distribution in lieu of having the Award Account credited with interest, subject to the following. Actual shares of Company stock will not be held by the Company for such deferral. The Company will, however, maintain a non-funded bookkeeping account for the Participant to which phantom shares of Company common stock shall be credited as of the date of deferral with the number of phantom shares credited based on the fair market value of Company common stock at the close of business on such date. Any dividends, and other rights inuring to Company common stock during the deferral period, which would normally be payable on Company common stock, shall be assumed to be reinvested in Company common stock at fair market value on the close of business on the date of the assumed payment. In the event of a stock dividend, stock split, or combination of shares or a recapitalization or merger in which the Company survives or other change in the Company’s common stock, the number and kind of shares, the fair market value and/or other relevant elements of the phantom shares of Company common stock shall be appropriately adjusted by the Committee in its sole discretion. On the date designated by the Participant pursuant to Section 7, the Committee shall, in its discretion, distribute cash or stock, or a combination of cash and stock, to the Participant with a value based on the fair market value of Company common stock at the close of business on the date the distribution is calculated. The Company shall have no more than ninety (90) days between the date of calculation and the date of distribution.

7.    PAYMENT OF AWARDS.

(a)    Payment Deferral Options: Except as otherwise provided in Section 8 and Section 9, Participants who are active employees of the Company as of the last day of a Performance Period shall be entitled to receive payment of their vested Award Accounts (as adjusted pursuant to Section 6) relating to that Performance Period according to their choice among the following options:

(i)    A lump sum equal to vested Award Account value paid as soon as practicable after the completion of the applicable Performance Period.

(ii)    Five equal annual installments with the first installment beginning as soon as practicable after completion of the applicable Performance Period.

(iii)    Lump sum paid at Retirement.

(iv)    Five equal annual installments, with the first installment beginning on the first day of the Participant’s Retirement.

(v)    Payments in two calendar years (not necessarily consecutive and not preceding the end of the applicable Performance Period) elected by a Participant of a specified percentage (not necessarily equal percentages, but in the aggregate 100%) of his/her Award Account.

Notwithstanding anything contained in subsection (iii) or (iv) to the contrary, payment of the lump sum or commencement of installment payments to a Participant whose Retirement occurred during a Performance Period shall not be made, or commence until after completion of the Performance Period. Also notwithstanding anything contained in this Section to the contrary, any election to defer payment of the Award Account balance under subsection (iii), (iv) or (v) shall be equal to 90% of the Award Account balance with the other 10% being paid as soon as practicable after the end of the applicable Performance Period or such earlier date applicable under Section 8. Each Participant shall make an irrevocable election as to the desired form of payment of his or her entire Award Account as soon as practicable after the date of the Award in accordance with procedures established by the Committee. If no deferral election is on file and except as otherwise provided in this Section, awards will be paid in a lump sum as soon as practicable after completion of the applicable Performance Period. If a Participant dies or incurs a Disability before commencement of payment of the Participant’s Award Account,

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the Award Account shall be determined in accordance with Section 8, and payment shall be made in a single lump sum as soon as practicable after completion of the applicable Performance Period; provided, however, that the Participant or, if deceased, the Participant’s Beneficiary may petition the Committee on the basis of financial hardship to pay the Award Account as soon as practicable after the Participant’s death or Disability in which case the Award Account shall be determined based on the Target Incentive Award, based on the Participant’s Base Salary for the period ending on the date of death or Disability and without giving effect to the performance adjustments otherwise required by Section 5. The Committee may grant such a petition if it determines on the basis of the evidence submitted that such action is necessary to prevent financial hardship to the Participant or his/her heirs.

(b)    Payment in Stock: The Committee may in its complete and sole discretion elect to pay all or any part of a Participant’s Award Account value in shares of restricted or unrestricted stock of the Company. If the Committee decides to pay all or any part of the Award Account value in stock, the Committee shall adopt procedures as to the manner in which the stock will be valued, which in no event will be less than its fair market value, for purposes of determining the number of shares to be paid to the Participant in full satisfaction of the amount due relating to the Award Account. Shares of the Company’s stock reserved for issuance under the Anthem 2001 Stock Incentive Plan, as amended, restated or replaced by a successor plan, may, but are not required to be used to pay any Award Account in stock. If the Committee decides to pay all or any part of the Award Account value in restricted stock, the Committee shall adopt and place such restrictions, including forfeiture provisions, on the stock as the Committee deems appropriate.

(c)    Taxes: The Company will deduct from all Plan Payments made in cash any and all taxes determined by the Company as required by law to be withheld from these payments. FICA taxes will be due upon Vesting. At such time, the Participant’s Award Account will be reduced for taxes due. If a Plan Payment is made in stock, the Participant shall pay, or make arrangements satisfactory to the Committee to pay, all taxes determined by the Company as required by law to be withheld from such Plan Payment before such Plan Payment is made to the Participant.

Notwithstanding anything contained in this Plan to the contrary, the Committee, in its complete and sole discretion, may (but is not required to) extend the deferral of all or a portion of a Participant’s Award Account which was deferred by the Participant under this Section but only to the extent necessary to preserve the federal income tax deductibility of the payment under Section 162(m) of the Code; provided, however, that to the extent the Committee further defers payment of a Participant’s Award Account, the amount of any deferred payment shall continue to accrue interest at the Declared Rate. Payments may not be deferred under this paragraph beyond the first calendar year or years in which the payment would be deductible by the Company for federal income tax purposes.

8.    VESTING AND DOLLAR CONVERSION.

(a)    General Rules: Except as set forth below and in Section 9, a Participant shall be entitled to the amounts credited to his or her Award Account during a Performance Period if the Participant is still employed by the Company or a Subsidiary on the last day of the Performance Period; provided, however, that if the Participant is not employed on the last day of a Performance Period by reason of the Participant’s Retirement, death or Disability, the Participant or, if deceased, the Participant’s Beneficiary shall still be entitled to a pro rata amount (based on the number of full months in which employed during the Performance Period) of the Participant’s Award Account after the performance adjustments required by Section 5 are effected for such Performance Period; provided, further, that if the Committee grants a petition for an immediate distribution on the basis of financial hardship pursuant to Section 7, the Award Account shall be determined based on the Target Incentive Award, based on the Participant’s Base Salary for the period ending on the date of death or Disability and without giving effect to the performance adjustments otherwise required by Section 5.

(b)    Exceptions: Exceptions to the General Rules shall be made in the cases of Termination for Cause and Change in Control as described below. The Committee or the Chief Executive Officer of the Company may also, in its or his sole discretion, permit other exceptions to this rule.

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(c)    Termination Without Cause: If a Participant’s employment is terminated but it is not a Termination for Cause, notwithstanding any Participant distribution election to the contrary and except as provided in Section 9, the Participant shall be entitled to a lump sum payment of his/her Award Accounts that have met the requirements for Vesting. The lump sum payment shall be made as soon as practicable after the Participant’s termination of employment or, if earlier, the date on which distributions are required to commence pursuant to the Participant’s distribution election; provided, however, that if installment payments have commenced at the date on which the Participant’s employment is terminated, installment payments shall continue in accordance with the Participant’s distribution election.

(d)    Termination for Cause: All Award Accounts of a Participant (whether or not he or she has met the Vesting requirements) shall be forfeited if the Participant incurs a Termination for Cause.

(e)    Change in Control: Upon a Change in Control, the Committee shall, in its complete and sole discretion, determine whether there shall be any payment of the Award Accounts. Payment, if any, shall be made in such form and at such time as the Committee shall determine.

(f)    Payment Commencement Date: Payments, unless deferred under Section 7, commencing after completion of a Performance Period shall be made as soon as practicable after completion of the performance adjustments for such Performance Period.

(g)    Award Paid in Stock: Notwithstanding anything contained in this Plan to the contrary, if the Committee elects to pay all or any portion of a Participant’s Award Account value in shares of restricted stock of the Company then the Participant shall not become vested in and shall not be entitled to payment of that portion of the Participant’s Award Account value paid in restricted stock until the restrictions placed by the Committee (in its sole discretion) on the restricted stock lapse or are removed by the Committee.

9.    NON-COMPETITION REQUIREMENT.

Payment of any Award Account (or portion thereof), regardless whether vested, to a Participant shall be subject to the satisfaction of the following conditions precedent at the time payment of any Award Account would have been made (disregarding any deferral election in effect for the Participant) that such Participant: (i) refrain from engaging in any activity which, in the opinion of the Committee, is competitive with any activity of the Company or any affiliate of the Company (except that employment at the request of the Company with an entity in which the Company has, directly or indirectly, a substantial ownership interest, or other employment specifically approved by the Committee, shall not be considered to be an activity which is competitive with any activity of the Company or any affiliate), and (ii) furnish to the Company such information with respect to the satisfaction of the foregoing conditions precedent as the Committee shall reasonably request. If the Committee shall determine that such Participant has failed to satisfy any of the foregoing conditions precedent at any time after the Participant’s employment is terminated by reason of Retirement or Disability and before payment of the Award Account would have been made (disregarding any deferral election in effect for the Participant), all Award Accounts which have not been paid pursuant to this Plan shall be immediately canceled.

10.    SPECIAL PROVISIONS APPLICABLE TO COVERED EMPLOYEES.

Awards to Covered Employees shall be governed by the conditions of this Section in addition to the requirements of Sections 5 through 9 above. Should conditions set forth under this Section conflict with the requirements of Sections 5 through 9, the conditions of this Section shall prevail.

(a)    All Performance Goals relating to Covered Employees for a relevant Performance Period shall be established by the Committee in writing prior to the beginning of the Performance Period, or by such other later date for the Performance Period as may be permitted under Section 162(m) of the Code.

(b)    The Performance Goals shall be objective and shall satisfy third party “objectivity” standards under Code Section 162(m), and the regulations promulgated thereunder.

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(c)    The Performance Goals shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

(d)    The Award and payment of any Award shall be contingent upon the attainment of the Performance Goals that are applicable to such Award. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Criteria have been satisfied. Written resolutions adopted by the Committee may be used for this purpose.

(e)    The maximum aggregate amount payable in respect of an Award granted to a Covered Employee for a Performance Period pursuant to Section 7 cannot exceed the product of (a) $10 million times (b) the number of years in the Performance Period.

(f)    All Awards under this Plan to Covered Employees or to other Participants who may become Covered Employees at a relevant future date shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purposes of this Section which is to avoid the loss of deductions by the Company under Code Section 162(m).

11.    ADMINISTRATION.

(a)    The Committee is authorized and empowered to administer the Plan; interpret, and make binding determinations under, the Plan; prescribe, amend and rescind the rules relating to the Plan; and determine rights and obligations of the Participants under the Plan and the payment obligations of the Company and its Subsidiaries. The Committee may delegate some or all of these responsibilities, and all other matters as it solely determines. All decisions of the Committee shall be final and binding upon the Company and the Participants.

(b)    The Committee shall make all determinations as to the right of any person to a benefit. Any denial by the Committee of a claim for benefits under this Plan by a Participant or by any deceased Participant’s Beneficiary shall be stated in writing by the Committee, or its designate, and delivered or mailed within ninety (90) calendar days to the Participant or to such deceased Participant’s Beneficiary.

12.    ADDITIONAL PROVISIONS.

(a)    Acquisition Adjustment. If during the Performance Period the total assets of the Company cumulatively increase or decrease by at least 5% as a result of corporate acquisitions or dispositions, the Committee may effect changes in the applicable Performance Criteria consistent with the change in Company assets.

(b)    No Effect on Employee Benefits. No award under the Plan shall be taken into account for determining a Participant’s compensation for purposes of any group life insurance or other employee benefit plan, including, but not limited to, the Anthem Cash Balance Pension Plan, the Anthem 401(k) Long-Term Savings Investment Plan, the Anthem Flexible Benefit Plan, the Anthem Long-Term Disability Plan, the Anthem Deferred Compensation Plan and the Anthem Supplemental Executive Retirement Plan.

(c)    No Contract or Guarantee of Continued Employment. Nothing contained in this Plan nor any action taken under the Plan shall be construed as a contract of employment or as giving any Participant any right to be retained in employment with the Company or any Subsidiary.

(d)    No Guarantee of Plan Payments. Eligibility to participate in this Plan does not guarantee the payment of Plan Payments. Participants who have accrued rights to Plan Payments (including, but not limited to, any phantom stock credited under Section 6) shall be unsecured and general creditors of the Company and shall not have any superseding interest in the income or assets of the Company except as provided by law. The Company has no obligation to fund the Award Accounts.

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(e)    Assignment and Transfers. With the exception of transfer by will or by the laws of descent and distribution, rights under the Plan and Award Accounts may not be transferred or assigned. No such rights or values may be subject to any encumbrance, pledge, or charge of any kind, except that a Participant may designate a Beneficiary in accordance with procedures established by the Committee.

(f)    Waiver of Breach. The Company’s waiver of any Plan provision shall not operate or be construed as a waiver of any subsequent breach by the Participant or an agreement to grant a waiver with respect to a subsequent breach.

(g)    Indemnification. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on such member’s behalf in his or her capacity as a member of the Committee for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each employee, officer or director of the Company or any Subsidiary to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith.

(h)    Notices. Any notice or filing required or permitted to be given to the Committee or Company under the Plan shall be sufficient if it is in writing and hand delivered, or sent by registered or certified mail, to the Company at the principal office of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Notices to the Participant shall be delivered personally or mailed to the Participant at his or her address appearing in the records of the Company. The address of any party may be changed at any time by written notice to the other party given in accordance with this provision.

(i)    Disclaimer. The Company makes no representations as to the value or future value of any Awards granted pursuant to the Plan, or as to any intention or design of the Company with respect to any Subsidiary.

13.    GOVERNING LAW.

The Plan shall be construed, administered and governed in all respects under and by the applicable internal laws of the State of Indiana, without giving effect to the principles of conflict of law thereof.

14.    RELATIONSHIP.

Notwithstanding any other provision of this Plan, this Plan and action taken pursuant to it shall not be deemed or construed to establish a trust or fiduciary relationship of any kind between or among the Company, any Subsidiary, Participants, or any other persons. The Plan is intended to be unfunded for purposes of the Code and ERISA. The right of Participants to amounts credited to their Award Accounts is strictly a right of payment, and this Plan does not grant nor shall it be deemed to grant Participants or any other persons any interest in or right to any of the funds, property, or assets of the Company or any Subsidiary, other than as an unsecured general creditor of the Company or any Subsidiary.

15.    PLAN AMENDMENT AND TERMINATION.

Except as otherwise provided in this Section, the Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time; provided, however, that no change to the Plan be made after completion of the Performance Period that would adversely affect the amount credited to a Participant’s Award Account after completion of the adjustments required by Section 5. In addition, the Committee may, in its sole discretion, modify the performance measures for the Plan to reflect significant corporate transactions, including, but not limited to, acquisitions and divestitures and changes in market conditions, legislative changes and other significant issues deemed appropriate by the Committee.

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16.    EFFECTIVE DATE.

The Plan shall be effective on January 1, 2004; provided, however, the Plan shall not be effective as to Covered Employees unless approved by shareholders of the Company at the 2003 annual meeting.

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SKU2320-PS-003

Anthem®

P.O. Box 8668

Edison, NJ 08818-8668

ADMISSION TICKET

2003 ANNUAL MEETING OF SHAREHOLDERS

This ticket will admit the listed shareholder below.

Please retain and present this ticket for admission to the meeting.

Vote your Proxy by any one of the following methods:

Voter Control Number

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone

1. Log on to the Internet and go to http://www.eproxyvote.com/ath	OR	1. Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

2. Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.		2. Enter your Voter Control Number listed above and follow the easy recorded instructions.

If you vote over the Internet or by telephone, please do not mail your card.

Electronic distribution of proxy materials saves time, postage and printing costs, and is environmentally friendly. For electronic distribution of proxy materials in the future, log on to www.eproxyvote.com/ath.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒

Please mark votes

as in this example.

	FOR ALL NOMINEES*	WITHHOLD FROM ALL		FOR	AGAINST	ABSTAIN
1. Election of Directors: (01) Lenox D. Baker, Jr., M.D.	☐	☐	2. Approve the Anthem Incentive Program	☐	☐	☐
(02) Susan B. Bayh	*Except as indicated below
(03) Larry C. Glasscock			3. Ratify the appointment of Ernst &	☐	☐	☐
(04) William B. Hart			Young LLP as independent
(05) L. Ben Lytle			auditors for Anthem, Inc for 2003

To withhold vote from any individual nominee, write nominee’s name(s) above.

Signature: Date:	Signature: Date:
(if held jointly)

Please sign exactly as name(s) appears hereon. Joint owners should each sign personally. When signing as executor, administrator, corporation officer, attorney, agent, trustee, guardian, or in other representative capacity, please state your full title as such.

ADMISSION TICKET

Anthem®

Annual Meeting of Shareholders

120 Monument Circle, Indianapolis, IN 46204

Monday, May 12, 2003

Registration and Seating Available at 10:00 a.m. Indianapolis Time

Meeting Begins at 11:00 a.m. Indianapolis Time

Please retain and present this ticket for admission to the meeting.

ANTHEM, INC.

PROXY/VOTING INSTRUCTIONS FOR ANNUAL MEETING OF SHAREHOLDERS

Monday May 12, 2003

This PROXY is solicited by the Board of Directors for use at the Annual Meeting of Shareholders on May 12, 2003. Your shares of stock will be voted as you specify. If no choice is specified, your proxy will be voted “for” all nominees listed under Item 1, “for” Item 2, and “for” Item 3, and in the discretion of the proxy holder on any other matter which may properly come before the Annual Meeting of Shareholders and all adjournments or postponements of the meeting.

By signing this PROXY, you revoke all prior proxies and appoint David R. Frick and Michael L. Smith, or either of them, as proxies, with the power to appoint substitutes, to vote your shares of common stock of Anthem, Inc., that you would be entitled to cast if personally present at the Annual Meeting of Shareholders and all adjournments of the meeting.

If you have voting rights with respect to shares of the Company common stock under any 401(k) savings plan of the Company or its subsidiaries (the “Plans”), then you hereby direct the trustee of the Plans to vote shares equal to the number of share equivalents allocated to your accounts under the Plans on all matters properly coming before the Annual Meeting of Shareholders and at any adjournments or postponements thereof in accordance with the instructions given herein. Shares held under each of the Plans for which voting instructions are not received by May 8, 2003 at 12:00 Noon EDT with be voted by the trustee in the same proportion as the shares for which voting instructions are received from other participants.

We encourage you to vote your proxy by telephone by calling 1-877-779-8683, or through the Internet in accordance with the instructions on the reverse side of this card. However, if you wish to vote by mail, just complete, sign, and date the reverse side of this card and return in the enclosed envelope (or send to Anthem, Inc., P.O. Box 8668 Edison, NJ 08818-8668). If you wish to vote in accordance with the Board of Directors’ recommendations, you need not mark any voting boxes only return a signed card. If you do not sign and return a proxy, submit a proxy by telephone or through the Internet, or attend the meeting and vote by ballot, shares that you own directly cannot be voted.

SEE REVERSE SIDE